UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Allegiance Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 15, 2019

Dear Fellow Shareholder:

On behalf of our board of directors, I invite you to attend the 2019 Annual Meeting of Shareholders to be held at The Houstonian Hotel at 111 North Post Oak Lane, Houston, Texas 77024 on Thursday, April 25, 2019, at 2:00 p.m., Central Time.

The purposes of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. Additionally, we will review our operating results for 2018 and discuss our thoughts on the year ahead.

Whether or not you plan to attend the meeting, it is important that your shares be represented. Please take a moment to complete, date, sign and return the enclosed proxy card as soon as possible, or use Internet or telephone voting according to the instructions on the proxy card. You may also attend and vote in person at the meeting.

We appreciate your continued support of our company and look forward to seeing you at the 2019 Annual Meeting.

Sincerely,

George Martinez
Chairman of the Board and Chief Executive Officer

8847 West Sam Houston Parkway, N., Suite 200

Houston, Texas 77040

(281) 894-3200

______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

______________________________

To the shareholders of Allegiance Bancshares, Inc.:

The 2019 Annual Meeting of Shareholders (the "annual meeting") of Allegiance Bancshares, Inc. (the "Company") will be held on Thursday, April 25, 2019, at 2:00 p.m., Central Time, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024 for the following purposes:

1.

To elect five (5) Class I directors, one (1) Class II director and one (1) Class III director to serve on the board of directors of the Company until the Company’s 2022, 2020 and 2021 annual meeting of shareholders, respectively, and each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan;
3.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan;
4.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on February 28, 2019, will be entitled to receive notice of and to vote at the annual meeting. For instructions on voting, please refer to the enclosed proxy card or voting information form. A list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of ten days prior to the annual meeting. This list also will be available to shareholders at the annual meeting.

In accordance with the "Notice and Access" rules adopted by the U.S. Securities and Exchange Commission, we have elected to provide our shareholders access to our proxy materials by posting such documents on the Internet. Accordingly, on March 15, 2019, an Important Notice Regarding the Availability of Proxy Materials ("notice of availability") was mailed to the holders of our common stock as of the close of business on the record date. Shareholders have the ability to access the proxy materials on the website referenced in the notice of availability, or to request that a printed set of proxy materials be sent to them, by following the instructions on the notice of availability.

Your Vote is Important

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

George Martinez
Chairman of the Board and Chief Executive Officer

Houston, Texas

March 15, 2019

i

8847 West Sam Houston Parkway, N., Suite 200

Houston, Texas 77040

______________________________

PROXY STATEMENT FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2019

______________________________

Unless the context otherwise requires, references in this proxy statement to "we," "us," "our," "our company," the "Company" or "Allegiance" refer to Allegiance Bancshares, Inc., a Texas corporation, and its consolidated subsidiaries as a whole; references to the "Bank" refer to Allegiance Bank, a wholly-owned subsidiary of Allegiance Bancshares, Inc. In addition, unless the context otherwise requires, references to "shareholders" are to the holders of outstanding shares of our common stock, par value $1.00 per share (the "common stock").

The board of directors of Allegiance Bancshares, Inc. (the "board") is soliciting proxies to be used at the 2019 annual meeting of shareholders of the Company to be held on Thursday, April 25, 2019 at 2:00 p.m., Central Time, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, 77024 and any adjournments or postponements thereof (the "annual meeting"). This notice is first being sent to shareholders on or about March 15, 2019. You should read carefully the proxy materials in their entirety before voting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 25, 2019.

We are pleased to provide access to our proxy materials on the Internet. This Proxy Statement for the 2019 Annual Meeting of Shareholders and our 2018 Annual Report to Shareholders are available at our proxy materials website at www.investorvote.com/ABTX. This website does not use any functions that identify you as a visitor to the website, and thus protects your privacy.

You have the option to vote and submit your proxy by the Internet. If you have Internet access, we encourage you to record your vote by the Internet. We believe it will be convenient for you, and it saves postage and processing costs. In addition, when you vote by the Internet, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. Submitting your proxy by Internet or telephone will not affect your right to vote in person if you decide to attend the annual meeting.

Pursuant to the rules promulgated by the Securities and Exchange Commission (the "SEC"), the Company is providing proxy materials to its shareholders on the Internet. You will not receive a printed copy of the proxy materials unless you specifically request to receive one. The Important Notice Regarding the Availability of Proxy Materials ("notice of availability") will instruct you as to how you may access and review all of the important information contained in the proxy materials. The notice of availability also instructs you as to how you may submit your proxy on the Internet. You may access the following information under the Investor Relations section of the Company's website at www.allegiancebank.com:

•	Notice of Annual Meeting of Shareholders to be held on Thursday, April 25, 2019;
•	Proxy Statement for 2019 Annual Meeting of Shareholders;
•	Form of Proxy; and
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your shares of common stock. If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card."

Why did I receive an "Important Notice Regarding the Availability of Proxy Materials" but no proxy materials?

We have chosen to distribute our proxy materials to shareholders via the Internet under the "Notice and Access" approach permitted by rules of the SEC. This approach conserves resources and reduces our distribution costs, while providing you a timely and convenient method of accessing the materials and voting. On or before March 15, 2019, we mailed a notice of availability to shareholders, containing instructions on how to access the proxy materials on the Internet and to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request one. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the notice of availability.

When and where will the annual meeting be held?

The annual meeting is scheduled to take place at 2:00 p.m., Central Time, on Thursday, April 25, 2019, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024.

What is the purpose of the annual meeting?

At the 2019 annual meeting, shareholders will act upon the matters outlined in the notice, including the following:

1.

To elect five (5) Class I directors, one (1) Class II director and one (1) Class III director to serve on the board of directors of the Company until the Company’s 2022, 2020 and 2021 annual meeting of shareholders, respectively, and each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan;
3.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan;
4.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who are the nominees for directors?

The following six persons, all of whom are current directors of the Company, have been nominated for election as directors of the Company in the class indicated:

Class I:	John Beckworth	Class II:	Robert E. McKee III	Class III:	Louis A. Waters Jr.
Matthew H. Hartzell
Umesh (Mike) Jain
Frances H. Jeter
Roland L. Williams

Who is entitled to vote at the annual meeting?

The holders of record of the outstanding shares of common stock on February 28, 2019, which is the date that the board has fixed as the record date for the annual meeting (the "record date"), are entitled to vote at the annual meeting. The record date is established by the board as required by the Company’s bylaws and Texas law. On the record date, 21,561,372 shares of common stock were outstanding.

How do I vote?

You may vote using any of the following methods:

•	By Internet: You can vote over the internet at www.investorvote.com/ABTX by following the instructions in the notice of availability or on the proxy card.
•	By Telephone: You can vote over the telephone by following the instructions in the notice of availability or on the proxy card.
•

By Mail:  If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the accompanying proxy or voting instruction card and returning it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board.

•

At the Annual Meeting: Shareholders who attend the annual meeting may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the annual meeting.

The Company must receive your vote no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting. Please note that Internet voting will close at 1:00 a.m., Central Time, on April 25, 2019.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person. By following the voting instructions in the materials you receive, you will direct the designated persons (known as "proxies") to vote your common stock at the annual meeting in accordance with your instructions. The board has appointed George Martinez and Steve Retzloff to serve as the proxies for the annual meeting. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.

If your shares of common stock are held in "street name," your ability to vote over the Internet depends on your broker’s voting process. When your shares are held in a brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in "street name." The notice of availability has been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instruction card or by following its instructions for voting by telephone or on the Internet.

To vote the shares that you hold in "street name" in person at the annual meeting, you must bring a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of the record date, (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting.

Can I vote my shares by filling out and returning the notice of availability?

No. The notice of availability will, however, provide instructions on how to vote over the telephone or Internet, or by requesting and returning a signed paper proxy card or voting instruction card, as applicable, or submitting a ballot at the annual meeting.

What are the voting rights of the shareholders?

The holders of at least a majority of the outstanding shares of common stock on the record date must be represented at the annual meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. The Company’s certificate of formation prohibits cumulative voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm (Proposal 4). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to the board (Proposal 1), the approval of the Stock Awards and Incentive Plan (Proposal 2) or the approval of the Employee Stock Purchase Plan (Proposal 3).

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the annual meeting. Votes for each proposal will be tabulated separately.

What are the board’s recommendations on how I should vote my shares?

The board recommends that you vote your shares as follows:

Proposal 1 – FOR the election of each nominee for director.

Proposal 2 – FOR the approval of the Stock Awards and Incentive Plan.

Proposal 3 – FOR the approval of the Employee Stock Purchase Plan.

Proposal 4 – FOR the ratification of the appointment of Crowe LLP.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a "street name" holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares in the election of directors (Proposal 1), the approval of the Stock Awards and Incentive Plan (Proposal 2) and the approval of the Employee Stock Purchase Plan (Proposal 3), but will have discretion to vote on the ratification of the appointment of Crowe LLP (Proposal 4).

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in accordance with the board’s recommendations.

What are my choices when voting?

In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to the proposals to approve the Stock Awards and Incentive Plan, to approve the Employee Stock Purchase Plan and to ratify the appointment of Crowe LLP, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

May I change my vote after I have submitted my proxy card?

Yes. Regardless of the method used to cast a vote, if you are a record holder, you may change your vote by:

•

delivering to the Company prior to the annual meeting a written notice of revocation addressed to: Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, Attn: Shanna Kuzdzal;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner;
•

logging onto the Internet website specified on your notice of availability, proxy card or voting instruction card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card or voting instruction card, in each case if you are eligible to do so and following the instructions indicated on the notice of availability, proxy card or voting instruction card; or

•	attending the annual meeting and voting in person, and any earlier proxy will be revoked. However, simply attending the annual meeting without voting will not revoke your proxy.

If your shares are held in "street name" and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in "street name" in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the five Class I director nominees, the one Class II director nominee and the one Class III director nominee who receive the most votes from the holders of the outstanding shares of common stock for their election will be

elected—i.e., the affirmative vote of the holders of a plurality of the votes cast at the annual meeting is required for the election of the director nominees (Proposal 1).

Assuming the presence of a quorum, the approval of the Stock Awards and Incentive Plan (Proposal 2), the approval of the Employee Stock Purchase Plan (Proposal 3) and the ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm (Proposal 4) each requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees. However, broker non-votes on the approval of the Stock Awards and Incentive Plan and the approval of the Employee Stock Purchase Plan will be deemed shares not present to vote on such matter, will not count as votes for or against such matter and will not be included in calculating the number of votes necessary for approval of such matter. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to ratify the appointment of Crowe LLP as the Company's independent registered accounting firm. Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. In addition to the solicitation of proxies via mail, our officers, directors and employees may solicit proxies personally or by other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of common stock.

Are there any other matters to be acted upon at the annual meeting?

Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter properly presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company will publish the voting results in a current report on Form 8-K, which will be filed with the SEC within four business days following the annual meeting.

How can I communicate with the board?

To communicate with the board, shareholders or other interested parties should submit their comments by sending written correspondence via mail or courier to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, Attn: Shanna Kuzdzal; or via email at ir@allegiancebank.com. Communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all members of the board if not specified.

PROPOSAL 1. ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of the Company’s certificate of formation, the Company’s board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms as follows:

•	The Class I directors are Matthew H. Hartzell, Umesh (Mike) Jain, James J. Kearney, P. Michael Mann, M.D. and Roland L. Williams and their terms will expire at the 2019 annual meeting.
•

The Class II directors are John Beckworth, Robert Ivany, Frances H. Jeter, George Martinez, Robert E. McKee III, David B. Moulton and Thomas A. Reiser, and, with the exception of Mr. McKee, their terms will expire at the annual meeting of shareholders to be held in 2020. Mr. McKee was appointed to the board in October 2018 and, since our bylaws provide that an appointed director may serve only until the next election of directors by shareholders, has been nominated for election as a Class II director at the annual meeting.

•

The Class III directors are William S. Nichols III, Steven F. Retzloff, Raimundo Riojas E., Fred S. Robertson, Ramon A. Vitulli III, and Louis A. Waters Jr. and, with the exception of Mr. Waters, their terms will expire at the annual meeting of shareholders to be held in 2021.  Mr. Waters was appointed to the board in October 2018 and, since our bylaws provide that an appointed director may serve only until the next election of directors by shareholders, has been nominated for election as a Class III director at the annual meeting.

Election Procedures; Term of Office

The Corporate Governance and Nominating Committee has recommended to the board, and the board has approved, the nomination of Robert E. McKee III as a Class II director; Louis A. Waters Jr. as a Class III director; and Matthew H. Hartzell, Umesh (Mike) Jain and Roland L. Williams to fill three of the five expiring Class I director positions. Neither James J. Kearney nor P. Michael Mann, M.D. will stand for re-election at the annual meeting, and the Corporate Governance and Nominating Committee has recommended to the board, and the board has approved, the nomination of John Beckworth and Frances H. Jeter to fill the vacancies. Messrs. Hartzell, Jain and Williams each are currently serving as Class I directors. Mr. Beckworth and Ms. Jeter are each currently serving as Class II directors and have agreed to resign as Class II directors upon election as Class I directors.

The five Class I nominees, if elected at the annual meeting, will serve until the annual meeting of shareholders in 2022. The Class II nominee, if elected at the annual meeting, will serve until the annual meeting of shareholders in 2020. The Class III nominee, if elected at the annual meeting, will serve until the annual meeting of shareholders in 2021. Upon recommendation by the Corporate Governance and Nominating Committee, the board decided to reduce the size of the board by one from 18 to 17 at the conclusion of the annual meeting. Accordingly, if the five Class I director nominees, the Class II director nominee and the Class III director nominee are elected at the annual meeting, the composition of the board of directors will be five Class I directors, six Class II directors (with one vacancy) and six Class III directors.

The affirmative vote of a plurality of the votes cast at an annual meeting at which a quorum is present is required for the election of each of the nominees for director. This means that the five Class I director nominees, the Class II director nominee and the Class III director nominee who receive the most votes from the holders of the outstanding shares of common stock for their election at this year’s annual meeting will be elected.

Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of common stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of common stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the board. The board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Nominees for Election

The following table sets forth certain information with respect to the Company’s Class I, Class II and Class III director nominees. The business address for all of these individuals is 8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040:

Name	Age	Position with the Company and the Bank	Director Since
John Beckworth	61	Class I Director Nominee; Class II Director of the Company	2009
Matthew H. Hartzell	60	Class I Director of the Company; Director of the Bank	2013
Umesh (Mike) Jain	62	Class I Director of the Company; Director of the Bank	2016
Frances H. Jeter	62	Class I Director Nominee; Class II Director of the Company	2014
Roland L. Williams	68	Class I Director of the Company; Executive Vice Chairman of the Bank	2018
Robert E. McKee III	72	Class II Director of the Company	2018
Louis A. Waters Jr.	52	Class III Director of the Company	2018

The following is a brief discussion of the business and banking background and experience of our director nominees.

John Beckworth.  John Beckworth has served on our board since 2009. Mr. Beckworth practiced law in Houston for thirty years from 1983 until 2013. He was an associate and partner at Fulbright & Jaworski LLP before leaving to start his own law firm in 1994. In 2013, Mr. Beckworth left his full-time law practice in Houston to become an Associate Dean at The University of Texas School of Law in Austin.  In 2018, Mr. Beckworth stepped down from his associate dean position and continues to work in the law school at present as a lecturer. Also in 2018, Mr. Beckworth became affiliated as “of counsel” at Jackson Walker, LLP in Austin. He has served as a trustee of The University of Texas Law School Foundation, and he is a former President and Chairman of the Board of The University of Texas Ex Students Association. He is a member of the Texas and American Bar Associations. He is a past Chairman of the Board of Trustees of the Kinkaid School in Houston, and he is a current director of the Texas Cultural Trust and the LBJ Foundation. Mr. Beckworth also operates family ranching, oil and gas and investment interests. Mr. Beckworth received Bachelor of Arts and Juris Doctor degrees from The University of Texas at Austin and The University of Texas School of Law. In 2017, Mr. Beckworth became a National Association of Corporate Directors (“NACD”) board leadership fellow. As an experienced attorney and administrator, Mr. Beckworth provides service to the board and management as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee.

Matthew H. Hartzell.  Matthew H. Hartzell has served on our board since our acquisition of Independence Bank in 2013. Prior to the acquisition, Mr. Hartzell served Independence Bank as the Vice Chairman of the Board, as the Chair of both the IT Committee and the Compensation Committee, and as a member of the Executive Committee, having served on that Board over ten years. Mr. Hartzell currently serves as Chief Administrative Officer of N.F. Smith & Associates, L.P., an independent distributor of computer hardware components, and previously served as their Chief Operating Officer. For the past 20 years, he has also served as General Counsel of Valid Management, LLC, one of the holdings in N.F. Smith’s diversified portfolio of technology businesses. Prior to joining Valid Management, Mr. Hartzell was a commercial lawyer with Hirsch & Westheimer, P.C., for more than a decade. Since 2010, he served as a member of the SAE G-19 Committee, a committee dedicated to promulgating standards for the mitigation of counterfeit parts in electronic part purchasing. Mr. Hartzell served many years on the board of the Woodlands Heights Civic Association. He received a Bachelor of Arts degree from St. John’s College, Annapolis, Maryland and a Juris Doctor degree from the University of Houston. Mr. Hartzell’s extensive legal experience and business skills qualify him to serve on our board. Mr. Hartzell understands computer technology and applications, which enables him to provide valuable insight and guidance as the Chairman of the Bank’s Information Technology Committee. Given the existence of cyber-security risks in the industry, his IT and general business skillsets also make him a valued member of the Enterprise Risk Management Committee.

Umesh (Mike) Jain.  Umesh ‘Mike’ Jain was elected to serve on our board in February 2016. Mr. Jain has been a Certified Public Accountant in Houston since 1982. Mr. Jain founded Jain and Jain, P.C., Accountants and Tax Consultants in 1986, which provides assurance and tax services primarily for privately held businesses with revenues up to $150 million. Mr. Jain also founded Pi Capital Partners, LLC, a private equity firm. Mr. Jain served as a Director of Horizon Capital Bank from 2002 to 2005, which was acquired by Frost Bank in 2005. In addition, Mr. Jain served as a Director of Bank of Houston from March 2006 until it was acquired by Independent Bank in April 2014. While with Bank of Houston, Mr. Jain served as Chairman of the Audit Committee and as a member of its Loan, Merger and Acquisition, Governance and Compensation Committees. Mr. Jain is a member of the Lieutenant Governor’s Advisory Board and was appointed in October 2017 to the Texas Office of Small Business Assistance Advisory Task Force. Mr. Jain was a Board member of the University of St. Thomas and served as the Chairman of the Audit Committee. Upon his addition to the board, Mr. Jain became an active and valuable member of the Audit Committee through his extensive experience as a Certified Public Accountant and previous audit committee experience.

Frances H. Jeter.  Frances H. Jeter has served on our board since 2014. She has more than 25 years of experience in marketing, public affairs and business and nonprofit management. Ms. Jeter is a Managing Director and head of the Houston office for Sard Verbinnen & Co., a strategic communications firm. Ms. Jeter previously served as Group Vice President of Internal and External Affairs for Spectra Energy. Before joining Spectra Energy, Ms. Jeter served as Chief Marketing Officer for Bracewell & Giuliani LLP and served as Vice President of Public Affairs for Duke Energy Gas Transmission, a predecessor company of Spectra Energy. She is a

Life Trustee and a past Chair of the Board of Trustees of the Kinkaid School in Houston and a former Trustee of The Hockaday School in Dallas. She is the founding Chair of Houston’s The Fay School and is also a former member of the Board of Directors of the Greater Houston Community Foundation and St. Luke’s Episcopal Health Charities, among several other non-profit organizations. Ms. Jeter received a Bachelor of Arts degree from the University of North Carolina at Chapel Hill. Her extensive experience in the public company arena is leveraged to assist the organization in all areas of marketing and public relations. Her attention to detail and working knowledge of corporate and board governance matters are well-suited to her participation on the Corporate Governance and Nominating Committee.

Roland L. Williams.  Roland L. Williams joined our board in October 2018 in connection with our acquisition of Post Oak Bancshares, Inc., where he was the Chairman, President and Chief Executive Officer of both Post Oak Bancshares, Inc. and Post Oak Bank, N.A. He currently serves as Executive Vice Chairman of Allegiance Bank.  Mr. Williams was a founding member of Post Oak Bank and has over 40 years of banking experience. Prior to founding Post Oak Bank, Mr. Williams served as Chairman, President and Chief Executive Officer of Langham Creek National Bank and Market Chief Executive Officer of SouthTrust Bank. In addition, Mr. Williams previously served as a member of the Federal Reserve Bank of Dallas Community Depository Institutions Advisory Council and a board member for the Texas Bankers Association. Mr. Williams has also served as an advisory board member and board member of Outreach Center of West Houston and on the Bauer College of Business Banking Certificate Board Committee at the University of Houston. Mr. Williams received a Bachelor of Science degree in business administration from McNeese State University in Lake Charles, Louisiana, and graduated from the Southwestern Graduate School of Banking at Southern Methodist University. Mr. Williams’ extensive business experience in the community banking industry qualifies him to serve on our board.

Robert E. McKee III.  Robert E. McKee III joined our board in October 2018 in connection with our acquisition of Post Oak Bancshares, Inc., where he was a director of both Post Oak Bancshares, Inc. and Post Oak Bank, N.A. since 2004. He is also a director of Bluecrest Energy Inc., an advisory director of Kodiak Services, LLC and serves on the Colorado School of Mines Foundation Board of Governors. Mr. McKee is now retired, but had a 37-year career at ConocoPhillips and Conoco, Inc., including over ten years as Executive Vice President, Exploration and Production. He was the senior oil advisor to the Coalition Provisional Authority and the Iraqi Oil Ministry in Iraq to manage the rebuilding of its oil industry from September 2003 to March 2004. Mr. McKee previously served as a director of Questar Inc., QEP Resources Corporation and Parker Drilling. Mr. McKee received a Bachelor of Science degree in petroleum engineering from the Colorado School of Mines and a Master of Science degree in industrial management from the Sloan Business School at Massachusetts Institute of Technology. Mr. McKee’s prior experience as a director of a Houston-based community bank, his service to other public company boards and committees and his many years in executive positions at a Fortune 100 company qualify him to serve on our board.

Louis A. Waters Jr.  Louis A. Waters Jr. joined our board in October 2018 in connection with our acquisition of Post Oak Bancshares, Inc., where he was a director of both Post Oak Bancshares, Inc. and Post Oak Bank, N.A. since 2005.  Mr. Waters currently serves as President of Waters Group Houston, a private investment company that he founded in 1990; President of FloodBreak Automatic Floodgates, a manufacturer of flood protection systems for commercial and residential applications that he founded in 2001; and Chairman of PV Rentals. Leasing and Sales, a provider of specialty automobile, van and truck rentals in the Greater Houston area, since 2011. Mr. Waters currently serves as a director of Edgeworth Construction Products LLC, as well as Bandera Corridor Conservation Bank, and has previously successfully built and sold several other operating companies.  Mr. Waters received a Bachelor of Science in mechanical engineering from Rice University and a Master of Business Administration from INSEAD. The entrepreneurial, small business and banking experience that Mr. Waters brings to our organization qualify him to serve on our board.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s Class I and Class II directors whose terms of office do not expire at the annual meeting, and the executive officers of the Company who are not also a director. The business address for all of these individuals is 8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040.

Name	Age	Position with the Company and the Bank
Directors:
Robert Ivany	72	Class II Director of the Company
George Martinez	77	Class II Director, Chairman of the Board and Chief Executive Officer of the Company; Director and Chief Executive Officer of the Bank
David B. Moulton	79	Class II Director of the Company; Director of the Bank
William S. Nichols III	67	Class III Director of the Company, Director of the Bank
Thomas A. Reiser	67	Class II Director of the Company
Steven F. Retzloff	62	Class III Director and President of the Company; Director and Chairman of the Board of the Bank
Raimundo Riojas E.	78	Class III Director of the Company
Fred S. Robertson	69	Class III Director of the Company; Director of the Bank
Ramon A. Vitulli III	50	Class III Director and Executive Vice President of the Company; Director, President and Chief Operating Officer of the Bank

Executive officers who are not also directors:
Okan I. Akin	48	Executive Vice President and Chief Risk Officer of the Company and the Bank; Director of the Bank
Daryl D. Bohls	67	Executive Vice President of the Company; Director, Executive Vice President and Chief Credit Officer of the Bank
Paul P. Egge	40	Executive Vice President and Chief Financial Officer of the Company and the Bank
Shanna Kuzdzal	39	Executive Vice President, General Counsel and Secretary of the Company and the Bank

The following is a brief discussion of the business and banking background and experience of our continuing directors and executive officers. All officers of the Company are elected by the board and serve at the discretion of the board.

Robert Ivany. Robert Ivany joined our board in July 2017. Dr. Ivany recently retired as President of the University of St. Thomas, a position he held since 2004 and now serves as President Emeritus. Prior to his tenure, Dr. Ivany served as an adjunct professor in Executive Education at the Graduate School of Business at Columbia University. Dr. Ivany's background also includes a distinguished career in the military culminating in the rank of Major General, service as the Army Aide to President Reagan and Commandant of the U.S. Army War College. Dr. Ivany sits on the board of the Duchesne Academy of the Sacred Heart. He also served on the Mutual of America Capital Management Corporation Board of Directors from 2004 to 2009. He earned a Bachelor of Science degree from the U.S. Military Academy and a Ph.D. from the University of Wisconsin in Madison in European History. Dr. Ivany presently teaches leadership to executives as a faculty member with the Thayer Leader Development Group at West Point. His leadership ability and experience working with the younger generation, as well as his involvement with Houston philanthropic and veterans organizations, qualify him to serve on our board.

George Martinez.  George Martinez is one of the organizers of the Bank and has been the Chairman of our board and our Chief Executive Officer since 2008 and Chief Executive Officer of the Bank since 2007. Mr. Martinez began his banking career in 1974 as the co-founder of Sterling Bank, where he served as an Executive Vice President from 1974 to 1980, and then as Chief Executive Officer of Sterling Bancshares, Inc. a publicly traded multi-billion dollar financial institution, from 1980-2001 and as Chairman from 1992-2004. From 1998 to 2008, Mr. Martinez served as President of Chrysalis Partners, LLC, an executive leadership consulting firm. He currently serves on the Board of Directors of NCI Building Systems, Inc. (NCS:NYSE), Landmark Worldwide Enterprises, Inc. and the University of St. Thomas. Mr. Martinez received a Bachelor of Business Administration and Economics degree from Rice University. With over 50 years of business experience, Mr. Martinez’s significant leadership skills and extensive experience in community banking qualify him to serve on our board and as our Chairman.

David B. Moulton.  David B. Moulton has served on our board since 2008 and the board of the Bank since 2007. Mr. Moulton is a retired banker. He began his career in banking in 1969 with Texas Commerce Bank. He was the Chairman and CEO of National Commerce Bank from 1986 to 1995, when it was acquired by Frost Bank. He was the Chairman and CEO of Almeda Bancshares, Inc. from 1996 to 1999, when it was acquired by Sterling Bancshares, Inc., and he served as a director of Sterling Bancshares until 2004. Mr. Moulton attended the University of Georgia and the Southwestern Graduate School of Banking at Southern Methodist University. Mr. Moulton’s extensive business experience, particularly in the community banking industry, qualifies him to serve on our board. He understands community banking, and particularly the Houston market, and he serves the Bank well through his role on the Asset Quality Committee and as a director of Allegiance Bank. His skills and experience are also valuable to his other director roles as a member of the Bank’s Asset Quality Committee, a member of the Corporate Governance and Nominating Committee member and Chairperson of the Compensation Committee.

William S. Nichols III. William (Nick) S. Nichols is one of the organizers of the Bank and has served on our board since 2008 and the board of the Bank since 2007. Mr. Nichols retired in 2017 as the President of Suncor Companies, LLC, a real estate development company that primarily focuses on the development of freestanding retail facilities throughout the United States. From 1974 to 1984, he worked as an audit principal at Ernst & Young. He has held numerous board appointments, including advisory director at Community Bank, Katy, Texas. Additionally, he is the founder and director of the Nichols Foundation, a foundation to provide college scholarships to students on a need basis. He also serves on the development council of the Mays Business School at Texas A&M University. Mr. Nichols is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. He received a Bachelor of Business Administration degree from Texas A&M University. Mr. Nichols’ understanding of the Houston business market and leadership experience qualify him to serve on our board. Mr. Nichols makes good use of both his experience in the real estate industry and as a CPA as he contributes by serving as a director of the Bank. He also provides informed guidance as a member of the Compensation Committee and as the Chairman of the Audit Committee.

Thomas A. Reiser.  Thomas A. Reiser is one of the organizers of the Bank and has served on our board since 2008 and the board of the Bank from 2007 to 2009. Mr. Reiser has over 40 years of business experience. He is presently the Chairman and Chief Executive Officer of Upstream Insurance Brokers. He has over 25 years of board membership experience, including from 1994 to 2006 when he served as a Director of Sterling Bancshares, Inc., and was appointed by Governor Abbott to serve on the Board of Directors of the Coastal Water Authority. Mr. Reiser has served on numerous board committees, including audit, enterprise risk management and IT committees. Mr. Reiser received a Bachelor of Arts degree from The College of William and Mary. Mr. Reiser’s extensive business experience in the community banking industry qualifies him to serve on our board. Mr. Reiser is able to directly contribute through his role as Chairman of the Enterprise Risk Management Committee given his long exposure to banking and as an insurance executive. He also contributes his knowledge and experience as a member of the Audit Committee.

Steven F. Retzloff. Steven F. Retzloff is one of the organizers of the Bank and has been our President since 2008 and Chairman of the Bank since 2007. Mr. Retzloff has over 35 years of business experience and 30 years of Houston Banking experience. Mr. Retzloff served as a director of Sterling Bancshares, Inc., a publicly traded multi-billion dollar financial institution, and Sterling Bank from 1987 to 2006, including terms as Chairman of the board of Sterling Bancshares from 1990 to 1992 and from 2004 to 2005. He is currently Chairman and Chief Executive Officer of Retzloff Industries, Inc. and is an advisory director to Pharos Capital Partners III. Prior to co-founding Allegiance Bank, Mr. Retzloff owned and managed Travis Body & Trailer, Inc., a nationwide manufacturer of specialized truck trailers. His past work experience also includes General Motors, Bristol Myers and Retzloff Capital Corporation. Mr. Retzloff received an Industrial Engineering degree from The Georgia Institute of Technology and a Master of Business Administration degree (with distinction) from the Babcock Graduate School of Management at Wake Forest University. Mr. Retzloff currently serves as a director of the Independent Bankers Association of Texas, Faith in Practice and The Open Door Mission, and is a member of the advisory board for Fuller Texas School of Theology. He is also a Vice President of the Kinkaid School Investments Foundation, trustee of Pines Presbyterian Church and previously served on the advisory board for the Mays School Banking Program at Texas A&M University. Mr. Retzloff’s significant experience as a director and officer of community banks and his extensive leadership skills qualify him to serve on our board.

Raimundo Riojas E. Raimundo Riojas has served on our board since 2012. Mr. Riojas is the President of Duwest, Inc., which is engaged in the production and distribution of crop protection products and the manufacture of industrial and automotive coatings. Mr. Riojas presently manages a group of companies in Central America, Colombia and the Caribbean. From 1994 to 2011, he served as a director of Sterling Bancshares, Inc. He has also served as a director of The American Brahman Breeders Association from 1996 through February 2015. Mr. Riojas received a Chemical Engineering degree from Texas A&M University. Mr. Riojas’ international business experience and relationships in the banking industry qualify him to serve on our board. The Compensation Committee benefits from Mr. Riojas’ experience in manufacturing, distribution, service and chemicals.

Fred S. Robertson. Fred S. Robertson has served on our board since 2011. Mr. Robertson has over 30 years of experience overseeing institutional and retail investments. He has managed fixed income investments and designed extensive quantitative models for bond management. For the past five years, Mr. Robertson has been managing his personal investments. Mr. Robertson holds a number of non-profit board appointments and volunteers with many organizations in Houston. Mr. Robertson received a Bachelor of Science from Cornell University and a Masters of Business Administration in finance from The College of William and Mary. Mr. Robertson’s significant experience in the banking industry and leadership skills qualify him to serve on our board. Mr. Robertson utilizes his knowledge of investment and fund management as Chair of the Bank's ALCO Committee. His financial expertise provides additional benefit to the Company as he serves as a director of the Bank, as a member of the Compensation Committee and as Chairman of the 401K Committee.

Ramon A. Vitulli III. Ramon A. Vitulli, III served as Bank Office President from 2007 to 2013 and has been President of the Bank since 2013. He has served on our board since 2014 and has been a director of the Bank since 2008. Mr. Vitulli has over 25 years of banking experience. He started his career as a loan review examiner at Charter National Bank in Houston and worked as a senior credit analyst and later as bank manager for Charter until his move to Sterling Bank in 1996. Mr. Vitulli previously was the Market Chief Executive Officer at Sterling Bank, where he managed various bank offices in northwest Houston. He presently serves on the St. Pius X High School Foundation and School Board and is a current member of the Dominican Sisters of Houston, Texas Finance Committee, the CHRISTUS Foundation for HealthCare Board and the Limited Partner Advisory Board of Bluehenge Capital Partners. Mr. Vitulli received a Bachelor of Business Administration degree in finance from The University of Texas at Austin. Mr. Vitulli’s considerable business experience, and in particular his considerable experience in community banking, qualifies him to serve on our board.

Executive Officers Who Are Not Also Directors

Okan I. Akin.  Okan I. Akin joined the Bank as a director and Regional President and Deputy Chief Credit Officer in 2013 in connection with our acquisition of Independence Bank, N.A., where he was the President and CEO.  Mr. Akin became Executive Vice President and Chief Risk Officer of the Company and the Bank in January 2019 after serving over three years as the Executive Vice President and Chief Administrative Officer of the Bank.  Mr. Akin has more than 20 years of community banking experience focused exclusively in the Houston market.  He is a co-founder and director of the Turkish American Association for Business.  Mr. Akin received a Master of Business Administration and a Bachelor of Business Administration degree in finance from the University of Houston.

Daryl D. Bohls.  Daryl D. Bohls is one of the organizers of the Bank, and served as President and Chief Credit Officer of Allegiance Bank from 2007 to 2013 before dedicating himself full-time to the position of Executive Vice President and Chief Credit Officer in 2014. Mr. Bohls served on our board from 2008 until September 2018. Mr. Bohls has over 40 years of banking experience in the Houston market, including 20 years with Sterling Bank, and he has been the president of four Houston banks. During his tenure with Sterling Bank, Mr. Bohls held the positions of President, Executive Vice President, Director, Chief Credit Officer, Senior Loan Officer, Regional CEO and Chairman of Senior Loan Committee, the latter a position he held for 17 years. Mr. Bohls is a past board member of the Independent Bankers Association of Texas. Mr. Bohls previously served as a Civil Service Commissioner with the Harris County Sheriff’s Department for 19 years. Mr. Bohls served as an adjunct Finance Professor for the banking school at Sam Houston State University for seven semesters. He is a member of the Houston C-Club. Mr. Bohls received a Bachelor of Business Administration degree in accounting from the University of Texas, and a Master of Business Administration in banking from Sam Houston State University.

Paul P. Egge. Paul P. Egge joined us as Executive Vice President and Chief Financial Officer of the Company and the Bank in 2016. Mr. Egge has over 15 years of financial services experience, predominantly as an investment banker focused on providing strategic and capital markets advisory services to banks and specialty finance companies. Prior to joining the Company, he served as Director of Capital Planning and Corporate Development for Cadence Bank. Prior to joining Cadence, Mr. Egge was a senior investment banker at Robert W. Baird & Co Incorporated, where he played a leadership role in our initial public offering as well as our 2015 acquisition of Enterprise Bank. Mr. Egge graduated cum laude with a Bachelor of Arts degree in Economics and Finance from The College of William and Mary and holds a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Shanna Kuzdzal. Shanna Kuzdzal joined us as our and the Bank's Executive Vice President and General Counsel in February 2017 and became Secretary in April 2017. Ms. Kuzdzal has more than 14 years of legal experience during which her practice has focused on community banking in Texas with a concentration in the corporate area including capital markets and mergers and acquisitions. Most recently, she served as Senior Vice President and Associate General Counsel at Prosperity Bank from 2014 to 2017. Prior to joining Prosperity, she was an attorney at Bracewell LLP, where she represented financial institutions in corporate matters, which included the organization of the Company in 2008 and our acquisition of Independence Bank. She received a Bachelor of Arts degree in biochemistry and biology from Rice University and graduated with honors with a Juris Doctorate from The University of Texas School of Law. Ms. Kuzdzal currently serves as a member of the Board of Directors of the Southwest Association of Bank Counsel.

BOARD AND COMMITTEE MATTERS

Board Meetings

Our board met six times during 2018 (including regularly scheduled and special meetings). During 2018, each director attended at least 75% or more of the aggregate of (i) the total number of meetings of the board (held during the period for which he or she was a director) and (ii) the total number of meetings of all committees of the board on which he or she served (during the period that he or she served), except for Messrs. Waters and Williams who, due to commitments made prior to joining the board, each missed the one board meeting held during the portion of 2018 during which they were directors.

Director Attendance at Annual Meeting

The board encourages all directors to attend the annual meeting of shareholders. All but one of our directors attended the 2018 annual meeting of shareholders.

Board Leadership Structure

George Martinez currently serves as our Chairman of the Board and Chief Executive Officer. Mr. Martinez has served in both of these positions since the inception of the Company. Mr. Martinez’s primary duties are to lead our board in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan.

Our board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the board believes that it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our shareholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of the Company and the banking industry. The board views this arrangement as also providing an efficient nexus between the Company and the board, enabling the board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the board in a timely manner.

Upon the recommendation from the Corporate Governance and Nominating Committee, the independent directors elected John Beckworth to serve as Lead Director beginning in April 2017. The Lead Director chairs each executive session; will meet with any director who is not adequately performing his or her duties as a member of the board or any committee; facilitates communications between other members of the board and the Chairman and Chief Executive Officer; monitors, with the assistance of the Company’s General Counsel, communications from shareholders and other interested parties and provide copies or summaries to the other directors as he considers appropriate; works with the Chairman in the preparation of the agenda for board meetings and in determining the need for special meetings of the board; and otherwise consults with the Chairman of the Board and Chief Executive Officer and members of the Corporate Governance and Nominating Committee on matters relating to corporate governance and board performance.

Executive Sessions

The independent directors of the Company hold executive sessions from time to time without the Chief Executive Officer or any management director present. The Company’s Corporate Governance Guidelines provide that the Company’s independent directors will meet at least twice a year in executive session. During 2018, four executive sessions were held.

Board Composition

The size of our board is currently set at 18 members. In accordance with the Company’s bylaws, members of the board are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class I directors expires at the annual meeting. The terms of the Class II and Class III directors expire at the annual meeting of shareholders in 2020 and 2021, respectively. Upon recommendation by the Corporate Governance and Nominating Committee, the board decided to reduce the size of the board by one from 18 to 17 at the conclusion of the annual meeting. Accordingly, if the five Class I director nominees, the Class II director nominee and the Class III director nominee are elected at the annual meeting, the composition of our board of directors will be five Class I directors, six Class II directors (with one vacancy) and six Class III directors.

Any director vacancy existing on or occurring after the election may be filled by a majority vote of the remaining directors, even if the remaining directors constitute less than a quorum of the full board. In accordance with the Company’s bylaws, a director appointed to fill a vacancy will be appointed to serve until the next annual meeting of shareholders held for the election of directors, regardless of whether the class of director in which he serves is to be elected at such annual meeting. The number of directors may be changed only by resolution of the board.

As discussed in greater detail below, the board has affirmatively determined that 14 of our 18 current directors qualify as independent directors under the applicable rules of the NASDAQ Global Market and the SEC.

Director Independence

Under the rules of the NASDAQ Global Market, a majority of the members of our board are required to be independent. The rules of the NASDAQ Global Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our board has evaluated the independence of each director based upon these rules. Applying these rules, our board has affirmatively determined that, with the exception of Messrs. Martinez, Retzloff, Vitulli and Williams, each of our current directors qualifies as an independent director under applicable rules. In making these determinations, our board considered the current and prior relationships that each director has and has had with the Company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of common stock by each director, and the transactions described under the section titled "Certain Relationships and Related Person Transactions." The board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

Risk Management and Oversight

Our board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas as described in the section entitled "– Committees of the Board."

Director Nominations

The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the board. The Corporate Governance and Nominating Committee also considers director candidates recommended by shareholders who appear to be qualified to serve on the board and meet the criteria for nominees considered by such committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, it will consider only those director candidates recommended in accordance with the procedures set forth in the section titled " – Procedures to be Followed by Shareholders For Director Nominations."

Criteria for Director Nominees

The Corporate Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the board. In addition to reviewing the background and qualifications of the individuals considered in the selection of candidates, the Corporate Governance and Nominating Committee looks at a number of attributes and criteria, including: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Corporate Governance and Nominating Committee considers appropriate in the context of the needs of the board. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the board and Corporate Governance and Nominating Committee believe that it is essential that the board’s members represent diverse viewpoints.

The Corporate Governance and Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the board at the time. The Corporate Governance and Nominating Committee will strive to maintain at least one director who meets the definition of "audit committee financial expert" under the regulations of the SEC.

In addition, prior to nominating an existing director for re-election to the board, the Corporate Governance and Nominating Committee considers and reviews an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees

Pursuant to the Corporate Governance and Nominating Committee Charter as approved by the board, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the board.

The process that the Corporate Governance and Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the board is set forth below.

Identification. For purposes of identifying nominees for the board, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the board as well as their knowledge of members of the communities served by the Company. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the section titled "– Procedures to be Followed by Shareholders For Director Nominations." The Corporate Governance and Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Corporate Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the board by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders For Director Nominations

Any shareholder of the Company entitled to vote in the election of directors may recommend to the Corporate Governance and Nominating Committee one or more persons as a nominee for election as director at a meeting only if such shareholder has given timely notice in proper written form of such shareholder’s intent to make such nomination or nominations. To be timely, a shareholder’s notice given in the context of an annual meeting of shareholders must be delivered to or mailed and received at the principal executive office of the Company not less than one hundred twenty days in advance of the first anniversary of the date of the Company’s notice to shareholders in connection with the previous year’s annual meeting of shareholders. If no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty days from the date contemplated at the time of the previous year’s notice, the notice must be received by the Company at least eighty days prior to the date the Company intends to distribute its notice with respect to the annual meeting. To be timely, a shareholder’s notice given in the context of a special meeting of shareholders must be delivered to or mailed and received by the Secretary of the Company at the principal executive office of the Company not later than the later of the ninetieth day prior to such special meeting or the tenth day following the day on which notice of the date of the special meeting and of the nominees proposed by the board to be elected at such special meeting was given. Any meeting of shareholders which is adjourned and will reconvene within thirty days after the meeting date as originally noticed will, for purposes of any notice contemplated by the foregoing, be deemed to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Company may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting on the date originally noticed.

To be in proper written form, a shareholder’s notice to the Secretary of the Company must set forth:

•	the name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;
•

a representation that the shareholder is a holder of record of shares of common stock entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

•

if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

Shareholder nominations should be addressed to the Secretary of Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.

A nomination not made in compliance with the foregoing procedures will not be eligible to be voted upon by the shareholders at the meeting. The Corporate Governance and Nominating Committee has the power and duty to determine whether a nomination was made in accordance with procedures set forth above and, if any nomination is not in compliance with the procedures set forth above, to declare that such defective nomination will be disregarded.

Committees of the Board

Our board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Below is a summary of our committee structure and membership information:

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
John B. Beckworth			C
Robert Ivany
Umesh (Mike) Jain	FE
Frances H. Jeter
P. Michael Mann, M.D.
Robert E. McKee III	FE
David B. Moulton		C
William S. (Nick) Nichols III	C, FE
Thomas A. Reiser
Raimundo Riojas
Fred S. Robertson
Louis A. Waters Jr.

C = Chairperson; FE = Financial Expert

Our board may establish additional committees as it deems appropriate, in accordance with applicable law and regulations and our certificate of formation and bylaws.

Audit Committee

The members of the Audit Committee are Umesh (Mike) Jain, P. Michael Mann, M.D., Robert E. McKee III (who joined the committee in January 2019), William S. Nichols III and Thomas A. Reiser, with Mr. Nichols serving as chairperson. Our board has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an "independent director" under applicable NASDAQ Global Market rules, (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service and (iii) each of the members has the ability to read and understand fundamental financial statements. In addition, the board has affirmatively determined that each of Messrs. Jain, McKee and Nichols has the requisite financial sophistication due to his experience and background to qualify as an "audit committee financial expert" as defined by the SEC and as required by NASDAQ Global Market rules. The Audit Committee met nine times in 2018.

The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to the following, among other things:

•	overseeing the accounting and financial reporting processes of the Company and audit of the financial statements of the Company;
•	discussing the financial statements of the Company with management and the Company’s independent auditor;
•	monitoring actions taken by the Company to comply with its internal policies as well as external accounting, legal and regulatory requirements;
•	reviewing with the independent auditor, the internal auditor and financial and accounting personnel, the accounting and financial controls of the Company;
•	reviewing disclosures regarding independence of the Company’s independent auditor; and
•	evaluating the performance of the Company’s independent auditor.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee separately meets with the Company’s executive officers, internal and external counsel, independent registered public accounting firm and management. The Audit Committee also receives reports regarding issues such as the status and findings of audits being conducted by the internal auditors and the independent registered public accounting firm, the status of material litigation and accounting changes that could affect the Company’s financial statements and proposed audit adjustments, if any.

The Audit Committee has adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities. The Audit Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Compensation Committee

The members of the Compensation Committee are John Beckworth, David B. Moulton, William S. Nichols III, Raimundo Riojas E. and Fred Robertson, with Mr. Moulton serving as chairperson. Our board has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an "independent director" under the applicable NASDAQ Global Market and SEC rules. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code ("Code"). The Compensation Committee met two times in 2018. The Compensation Committee charter requires the Compensation Committee to meet at least twice each year.

The purpose of the Compensation Committee is to assist the board in fulfilling its oversight responsibilities with respect to the following, among other things:

•

reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change of control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;
•	evaluating the compensation of our directors;
•	reviewing and discussing annually with management our executive compensation disclosure required by SEC rules;
•	to the extent required, preparing the Compensation Committee report required by the SEC to be included in our annual proxy statement; and
•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

The Compensation Committee has overall responsibility for approving and evaluating the Company’s compensation plans, policies and programs related to compensation of the Company’s directors, officers, senior managers and employees. After due consideration of factors set forth in the Compensation Committee’s charter, the Compensation Committee may select and appoint a compensation consultant, legal counsel or other adviser to the Compensation Committee.  The Compensation Committee retained the compensation consultant McLagan, a part of Aon plc, in 2018 to provide services related to the determination of a peer group, an executive compensation market analysis for selected officers, an executive retirement market analysis, a director compensation market analysis and a peer incentive plan analysis, all of which were used in the Compensation Committee’s review and determination of 2019 compensation.  Aon Risk Services, an affiliate of McLagan, provided services to the Company in 2018.  There are no known conflicts of interests between McLagan and the Company.

The Compensation Committee has adopted a written charter, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John Beckworth, Robert Ivany, Frances H. Jeter, David B. Moulton and Louis A. Waters Jr. (who joined the committee in January 2019), with Mr. Beckworth serving as chairperson. Our board has evaluated the independence of each of the members of the Corporate Governance and Nominating Committee and has affirmatively determined that each of the members meets the definition of an "independent director" under the applicable NASDAQ Global Market and SEC rules. The Corporate Governance and Nominating Committee met eight times in 2018. The Corporate Governance and Nominating Committee did not retain the services of any third party to identify, evaluate or assist in identifying or evaluating potential board nominees, but did retain Chartwell Partners to provide consulting services related to board size, composition and diversity during 2018.

The Corporate Governance and Nominating Committee has responsibility for, among other things:

•	making recommendations to the board from time to time as to changes that the Corporate Governance and Nominating Committee believes to be desirable to the size of the board or any board committee;
•	identifying individuals believed to be qualified to become members of the board and any of its committees;
•	developing and recommending to the board standards to be applied in making determinations as to the absence of material relationships between the Company and a director;

•	evaluating the independence of directors and nominees;
•	establishing procedures for the Corporate Governance and Nominating Committee to exercise oversight of the evaluation of the board and management;
•	developing and recommending to the board a set of Corporate Governance Guidelines applicable to the Company; and
•	assisting management in the preparation of the disclosure in the Company’s annual proxy statement.

Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the Corporate Governance and Nominating Committee’s duties and responsibilities. The Corporate Governance and Nominating Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Our Corporate Governance and Nominating Committee will consider shareholder recommendations for nominees, provided that such shareholder complies with the procedures described in the section titled " – Procedures to be Followed by Shareholders For Director Nominations."

Director Compensation

We and the Bank pay our respective directors, other than those directors who are employed by us or the Bank, a fee based on the directors’ participation in board and committee meetings. In 2018, each Company director who was not employed by us or the Bank received an annual cash retainer of $20,000, paid $5,000 quarterly, and $1,000 for each board meeting and $500 for each committee meeting, except for members of the Audit and Loan Committees, who received $1,000 per meeting, that he or she attended.

In addition, the Compensation Committee recommended, and the board approved, a grant of $20,000 in restricted stock to each non-employee director that was issued on the date of the annual meeting and for which the forfeiture restrictions lapse on the first of the month in which the next year’s annual meeting is expected to be held. In satisfaction of this obligation, each non-employee director received a grant of 486 shares pursuant to the Company’s 2015 Stock Awards and Incentive Plan on April 27, 2018, for which the forfeiture restrictions will lapse on April 1, 2019.

Directors who are employed by us, the Bank or both do not receive remuneration for serving as a director of the Bank or us, but are compensated in their capacity as employees.  Mr. Bohls served as a Class I director of the Company until he resigned effective September 28, 2018.  Mr. Bohls serves as Executive Vice President of the Company and as a director and Executive Vice President and Chief Credit Officer of the Bank.  Mr. Williams was appointed to the board of the Company and elected as Executive Vice Chairman of the Bank, effective as of October 1, 2018.  Neither Mr. Bohls nor Mr. Williams is a named executive officer, and the compensation for each is included in the “Fees Earned or Paid in Cash” column in the table below.

The following table sets forth the compensation paid to each director who served on our board during 2018. The table also includes compensation earned by each director that is attributable to his or her service on the board or a committee of the Bank. For the year ended December 31, 2018, none of the non-employee directors received compensation in the form of perquisites or other personal benefits valued at $10,000 or more.

Name	Fees Earned or Paid in Cash (1)		Restricted Stock Awards (2)		All Other Compensation		Total
John Beckworth	$36,500	(a)	$19,999		—		$56,499
Daryl D. Bohls(3)	300,200	(b)	—		37,921	(4)	338,121
Matthew H. Hartzell	42,000	(c)	19,999		—		61,999
Robert Ivany	29,000		19,999		—		48,999
Umesh (Mike) Jain	59,500	(d)	19,999		—		79,499
Frances H. Jeter	30,000		19,999		—		49,999
James J. Kearney	46,500	(e)	19,999		—		66,499
P. Michael Mann, M.D.	33,000		19,999		—		52,999
Robert E. McKee III(5)	9,000	(f)	10,008		—		19,008
David B. Moulton	85,000	(g)	19,999		—		104,999
William S. Nichols III	52,000	(h)	19,999		—		71,999
Thomas A. Reiser	34,500	(i)	19,999		—		54,499
Raimundo Riojas E.	22,200		19,999		—		42,199
Fred S. Robertson	48,500	(j)	19,999		—		68,499
Louis A. Waters Jr.(5)	5,000		10,008		—		15,008
Roland L. Williams(6)	121,047	(k)	332,558	(7)	5,829	(8)	459,434

(1)	The amounts shown in this column include annual retainer and meeting fees for serving on the Company's and the Bank's board of directors and any of their respective committees.
(a)	Consists of $31,000 in fees paid for service to the Company and $5,500 in fees paid for service to the Bank.
(b)	Consists of $265,200 received as salary and $35,000 received in bonus for service as an officer to the Bank during 2018.
(c)	Consists of $26,000 in fees paid for service to the Company and $16,000 in fees paid for service to the Bank.
(d)	Consists of $34,000 in fees paid for service to the Company and $25,500 in fees paid for service to the Bank.
(e)	Consists of $26,000 in fees paid for service to the Company and $19,500 in fees paid for service to the Bank.
(f)	Consists of $6,000 in fees paid for service to the Company and $3,000 in fees paid for service to the Bank.
(g)	Consists of $36,000 in fees paid for service to the Company and $49,000 in fees paid for service to the Bank.
(h)	Consists of $36,000 in fees paid for service to the Company and $16,000 in fees paid for service to the Bank.
(i)	Consists of $33,000 in fees paid for service to the Company and $1,500 in fees paid for service to the Bank.
(j)	Consists of $27,000 in fees paid for service to the Company and $21,500 in fees paid for service to the Bank.
(k)

Consists of $87,500 received as salary and $33,547 received as bonus as an officer of the Bank for service to the Bank from October 1, 2018 through December 31, 2018 pursuant to his employment agreement with the Bank.

(2)

Represents the aggregate grant date fair value of restricted stock awarded pursuant to the Company's 2015 Stock Awards and Incentive Plan in the fiscal year ended December 31, 2018, which was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“ASC Topic 718”).

(3)

Mr. Bohls serves as Executive Vice President of the Company and as a director, Executive Vice President and Chief Credit Officer of the Bank. He was a director of the Company until he resigned effective as of September 28, 2018.  The amounts shown in the table are compensation for the year ended December 31, 2018.

(4)

This amount includes club membership dues of $4,997, premiums paid on life and disability insurance policies of $6,037, Company matching contributions under the 401(k) plan of $7,956, a contribution of $1,500 to a health savings account and a contribution of $17,431 under the Company’s profit sharing plan.

(5)	This director was appointed to the board on October 1, 2018. The retainer fee and restricted stock awards shown above reflect the pro rata portion earned by the director for such period.
(6)	Mr. Williams was appointed to the board of the Company and elected as an officer of the Bank, effective as of October 1, 2018.
(7)	Mr. Williams received a grant of 8,591 shares of restricted stock on November 1, 2018 pursuant to his employment agreement with the Bank. The shares vest ratably over a two-year period.
(8)	This amount consists of premiums paid on life and disability insurance policies of $78 and a contribution of $5,751 under the Company’s profit sharing plan.

All non-employee directors have been and will continue to be reimbursed for their reasonable out-of-pocket travel expenses incurred in attending meetings of our board or any committees thereof. Directors are also entitled to the protection provided by the indemnification provisions in our certificate of formation and bylaws, as well as the articles of association and bylaws of the Bank and separate indemnification agreements between each director and the Company. Additionally, the Company maintains a directors and officers insurance policy.

CERTAIN CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics sets forth specific standards of conduct and ethics that we expect all of our directors, officers and employees to follow, including the Company’s Chairman of the Board and Chief Executive Officer and senior financial officers. The Code of Business Conduct and Ethics is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents. Any amendments to the Code of Business Conduct and Ethics, or any waivers of requirements thereof, will be disclosed on our website within four days of such amendment or waiver.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist the board in the exercise of its fiduciary duties and responsibilities and to serve the best interests of the Company and our shareholders. The Corporate Governance Guidelines are available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Independent Auditors

The Audit Committee has recommended, and the board appointed, Crowe LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2019 fiscal year. Crowe LLP (formerly known as Crowe Horwath LLP) has served as our independent auditors since 2014 and reported on the Company’s consolidated financial statements for the 2014-2018 fiscal years.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees billed to the Company by Crowe LLP for 2018 and 2017 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence, and concluded that such fees did not impair Crowe LLP’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Crowe LLP before the services are performed, including all of the services described under "—Audit Fees" and "—Audit-Related Fees" below. The Audit Committee has pre-approved all of the services provided by Crowe LLP in accordance with the policies and procedures described in the section titled "—Audit Committee Pre-Approval."

	2018	2017
Audit Fees(1)	$465,150	$481,010
Audit-Related Fees(2)	55,000	20,000
Tax Fees	—	—
All Other Fees	3,469	3,530
Total Fees	$523,619	$504,540

(1)

Audit fees reflect the aggregate fees billed for services related to the reviews of our quarterly reports filed on Form 10-Q, the audit of the consolidated financial statements of the Company and other SEC filings.

(2)	Audit-related fees reflect fees billed for services related to the review of the Company’s registration statement on Form S-4.

Audit Committee Pre-Approval

The Audit Committee’s charter establishes a policy and related procedures regarding the Audit Committee’s authority to approve, in advance, all auditing services (which, if applicable, may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by its independent auditors (which approval is made after receiving input from the Company’s management, if desired). The Audit Committee may also delegate to one or more of its members the authority to pre-approve auditing services and non-audit services that are otherwise permitted by law, provided that each such preapproval decision is presented to the full Audit Committee at a scheduled meeting. In addition, the Audit Committee has the authority to review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein.

EXECUTIVE COMPENSATION AND OTHER MATTERS

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis, as well as exemptions from the requirement to hold a non-binding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our "named executive officers," which consist of our principal executive officer and the four other most highly compensated executive officers, are:

•	George Martinez, Chairman of the Board and Chief Executive Officer;
•	Steven F. Retzloff, President;
•	Ramon A. Vitulli III, Executive Vice President;
•	Paul P. Egge, Executive Vice President and Chief Financial Officer; and
•	Shanna Kuzdzal, Executive Vice President, General Counsel and Secretary.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to each of our named executive officers for the fiscal years indicated. Except as set forth in the notes to the table, all cash compensation for each of our named executive officers was paid by the Bank, where Mr. Martinez serves as Chief Executive Officer; Mr. Retzoff serves as Chairman of the Board; Mr. Vitulli serves as President and Chief Operating Officer; Mr. Egge serves as Executive Vice President and Chief Financial Officer; and Ms. Kuzdzal serves as Executive Vice President, General Counsel and Secretary.

Name and Position	Year	Salary(1)	Bonus	Stock Awards(2)	All Other Compensation(3)		Total
George Martinez	2018	$490,000	$—	$—	$31,219	(a)	$521,219
Chairman of the Board and Chief Executive Officer	2017	475,000	—	—	24,779		499,779
	2016	450,000	—	—	24,919		474,919

Steven F. Retzloff	2018	490,000	—	—	29,193	(b)	519,193
President	2017	475,000	—	—	18,067		493,067
	2016	450,000	—	—	17,457		467,457

Ramon A. Vitulli III	2018	340,000	85,000	—	33,988	(c)	458,988
Executive Vice President	2017	325,000	49,000	—	24,759		398,759
	2016	300,000	61,980	—	22,239		384,219

Paul P. Egge(4)	2018	310,000	82,500	—	29,377	(d)	421,877
Executive Vice President and Chief Financial Officer	2017	295,000	40,000	324,500	18,770		678,270

Shanna Kuzdzal(4)	2018	275,000	70,000	—	29,064	(e)	374,064
Executive Vice President, General Counsel and Secretary	2017	224,222	37,500	324,520	18,599		604,841

(1)	The amounts shown in this column represent salaries earned during the fiscal year shown.
(2)

Represents the aggregate grant date fair value of restricted stock awarded pursuant to the Company's 2015 Stock Awards and Incentive Plan in the fiscal year shown, which was computed in accordance with ASC Topic 718. Mr. Egge received a restricted stock award of 10,000 shares on February 1, 2017 in connection with joining the Company. Ms. Kuzdzal received a restricted stock award of 8,000 shares on May 1, 2017 in connection with joining the Company and a restricted stock award of 300 shares on February 1, 2018 as part of her bonus earned in 2017.

(3)	The amounts shown in this column represent the aggregate incremental cost to the Company of all perquisites and personal benefits provided to the named executive officers as follows:
(a)

For Mr. Martinez, the 2018 amount includes $1,200 paid for not enrolling in Company-provided medical insurance, premiums paid on life insurance and disability policies of $508, Company matching contributions under the 401(k) plan of $11,436 and a contribution of $18,075 under the Company’s profit sharing plan.

(b)

For Mr. Retzloff, the 2018 amount includes premiums paid on life insurance and disability policies of $1,118, Company matching contributions under the 401(k) plan of $9,250, a contribution of $750 to a health savings account and a contribution of $18,075 under the Company’s profit sharing plan.

(c)

For Mr. Vitulli, the 2018 amount includes club membership dues of $9,017, premiums paid on life insurance and disability policies of $3,721, Company matching contributions under the 401(k) plan of $1,675, a contribution of $1,500 to a health savings account and a contribution of $18,075 under the Company’s profit sharing plan.

(d)

For Mr. Egge, the 2018 amount includes premiums paid on life insurance and disability policies of $1,069, Company matching contributions under the 401(k) plan of $8,733, a contribution of $1,500 to a health savings account and a contribution of $18,075 under the Company’s profit sharing plan.

(e)

For Ms. Kuzdzal, the 2018 amount includes premiums paid on life insurance and disability policies of $999, $240 paid as a wellness credit, Company matching contributions under the 401(k) plan of $8,250, a contribution of $1,500 to a health savings account and a contribution of $18,075 under the Company’s profit sharing plan.

(4)	Neither Mr. Egge nor Ms. Kuzdzal was a named executive officer of the Company in 2016.

Narrative Discussion of Summary Compensation Table

General. We compensate our named executive officers through a mix of base salary, annual bonuses, long-term equity-based incentive compensation and other benefits, which include, to a limited extent, certain perquisites. We established our existing executive compensation philosophy and practices to fit our historical status as a privately held corporation. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements. Each of our named executive officers is also an officer of the Bank and has substantial responsibilities in connection with the day-to-day operations of the Bank. As a result, each named executive officer devotes a substantial majority of his or her business time to the operations of the Bank, and the compensation received is paid largely to compensate that named executive officer for services to the Bank. The board did not retain the services of a compensation consultant to advise on compensation paid in 2018, but did engage McLagan as described under the section titled “Board and Committee Matters – Compensation Committee” to advise on compensation to be paid in 2019.

Base Salary. The base salaries of our named executive officers have been historically reviewed and set annually by the Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources, including the Independent Bankers Association of Texas, McLagan and other banking industry trade groups. In addition to considering the information obtained from such sources, the Compensation Committee has considered:

•	each named executive officer’s scope of responsibility;
•	each named executive officer’s years of experience;
•	the types and amount of the elements of compensation to be paid to each named executive officer;
•

our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the bank regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Annual Bonuses. We typically pay an annual incentive bonus to our named executive officers, except for Messrs. Martinez and Retzloff, each of whom has elected not to receive a bonus. These annual incentive bonuses are generally paid in cash in January of the year following the year for which the bonus was earned, but may be paid in restricted stock at the discretion of the Compensation Committee. Annual incentive bonuses are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. The Compensation Committee, within its sole discretion, determines whether such bonuses will be paid for any year and the amount of any bonus paid. Although historically the Compensation Committee has not relied on any pre-established formula or specific performance measures to determine the amount of the bonuses paid, it does review external market data from outside sources in setting the amount of such bonuses. Additionally, in determining whether to pay cash bonuses to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include:

•	the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and
•	our financial performance, including our growth, asset quality and profitability.

Long-Term Equity-Based Incentive Compensation. We maintain a long-term equity-based incentive compensation program for our executive officers, including the named executive officers, and other key employees of the Bank, in order to attract and retain key employees and enable those persons to participate in the long-term success of the Company. Historically, we have granted both restricted stock awards and stock options to officers. Long-term equity-based awards are discretionary and not granted on a set schedule. The Company did not grant any long-term equity-based incentive compensation to the named executive officers during 2018.

Benefits and Perquisites. Our named executive officers are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist participants in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k), Deferred Compensation and Profit Sharing Plans. Our 401(k) and profit sharing plans are designed to provide retirement benefits to all eligible full-time and part-time employees. The 401(k) plan provides employees the opportunity to save for retirement on a tax-favored basis. Our named executive officers, all of whom were eligible to participate in the 401(k) plan during 2018, may elect to participate in the 401(k) plan on the same basis as all other employees. Employees may defer from 1% to 100% of their compensation to the 401(k) plan up to the applicable IRS limit. We match 50% of an employee’s annual contribution to the 401(k) plan up to a total of 3% per annum of the employee’s eligible salary. We make our matching contributions in cash and that contribution is invested according to the employee’s current investment allocation. In 2018, we made contributions to our named executive officers’ accounts in varying amounts, depending on the contributions made by the named executive officers. Certain officers, including all of the named executive officers, are eligible to participate in our deferred compensation plan.  We do not contribute or match any funds contributed to the deferred compensation plan.  Upon approval by our board, each of our named executive officers, along with all eligible employees, also received a contribution to his or her 401(k) account under our profit sharing plan in 2018. The profits were allocated based on annual salary and hours worked.

Insurance Premiums. We invest in bank-owned life insurance due to its attractive nontaxable return and protection against the loss of our key employees. Amounts included in the Summary Compensation Table represent premiums paid by us on behalf of the named executive officer.

The Company does not maintain any defined benefit plan, actuarial benefit plan or a supplemental executive retirement plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement or other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company or any other separation from service with the Company.

Employment Agreements with Named Executive Officers

The Company currently does not have employment agreements with any of the Company’s named executive officers, who are employees "at will." As a result, the salaries and bonuses that the Company pays to its named executive officers are approved at the discretion of the board after recommendation by the Compensation Committee, which has consulted with management on all officer salaries other than those for the Chief Executive Officer and President. The Chief Executive Officer and President are not involved in determining their own or each other’s pay. In addition, the Company has not previously maintained any "change of control," severance or noncompetition agreements with any of its named executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding option grants and restricted stock awards held by the named executive officers as of December 31, 2018. Neither Mr. Martinez nor Mr. Retzloff had any outstanding option grants or unvested shares of restricted stock as of December 31, 2018.

		Option Awards				Restricted Stock Awards
		Number of Securities		Option	Option	Number of Shares		Market Value of
		Underlying Unexercised Options		Exercise	Expiration	of Stock That Have		Shares of Stock That
Name	Grant Date	Exercisable	Unexercisable	Price	Date	Not Vested		Have Not Vested(1)
Ramon A. Vitulli III	4/24/2014	9,350	—	$20.00	4/24/2024	—		—
Paul P. Egge	2/1/2017	—	—	—	—	7,500	(2)	$242,775
Shanna Kuzdzal	5/1/2017	—	—	—	—	6,000	(3)	194,220
	2/1/2018	—	—	—	—	300	(4)	9,711

(1)	Based on the closing price of $32.37 per share of the Company's common stock on the NASDAQ Global Market on December 31, 2018.
(2)	One-third of these shares vested on February 1, 2019 and the remaining shares will vest 2,500 shares on each of February 1, 2020 and 2021.
(3)	One-third of these shares will vest on each of May 1, 2019, 2020 and 2021.
(4)	One-fourth of these shares vested on February 1, 2019 and the remaining shares will vest 75 shares on each of February 1, 2020, 2021 and 2022.

Options Exercised and Stock Vested

The following table contains information concerning each exercise of options and vesting of restricted stock during the fiscal year ended December 31, 2018 for the named executive officers. If not listed in the table below, the named executive officer did not exercise any options or have any shares of restricted stock vest during the fiscal year ended December 31, 2018.

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Ramon A. Vitulli III	18,000	$567,000	—	—
Paul P. Egge	—	—	2,500	$101,000
Shanna Kuzdzal	—	—	2,000	80,900

(1)	Represents the difference between the exercise price and the value per share of the common stock based on the closing price on the NASDAQ Global Market on the date of exercise.
(2)

Calculated by multiplying the closing price of the common stock on the NASDAQ Global Market on the trading day immediately prior to vesting by the number of shares of restricted stock acquired upon vesting.

2015 Stock Awards and Incentive Plan

In 2008, we adopted the 2008 Stock Awards and Incentive Plan to provide incentive compensation opportunities that are competitive with those of similar companies in order to attract, retain and motivate eligible participants by providing for both the direct award of shares and for the grant of options to purchase shares of common stock. The Stock Awards and Incentive Plan was amended and restated in 2015 and amended in 2017. Currently, the maximum number of shares of common stock that may be issued pursuant to grants or options under the Plan is 1,900,000.

Potential Payments upon Termination or Change of Control

Other than a Company severance plan under which all of our employees are eligible to receive benefits and certain awards under our equity incentive plans that provide for accelerated vesting upon a change of control or the death, disability or termination of the grantee, we do not have any agreement with, or obligations to, any of our named executive officers or other executive officers to make any payments, accelerate any equity awards or provide any other consideration to any such officer in connection with any change of control of the Company or the Bank or such an officer’s severance from employment with the Company or the Bank.

Compensation Policies and Practices and Risk Management

We do not believe any risks arise from our compensation policies and practices for our executive officers and other employees that are reasonably likely to have a material adverse effect on our operations, results of operations or financial condition. In January 2018, our board adopted an executive compensation clawback policy applicable to all executive officers of the Company. The clawback policy provides that our board may direct the Company to recover some, all or none of certain compensation received by officers of the Company in the event that the board concludes (utilizing the process set forth in the policy) that the Company is required to prepare a material accounting restatement due to noncompliance of the Company with any financial reporting requirement under the U.S. securities laws, and such noncompliance is the result of misconduct. Compensation including cash bonuses and other incentive compensation the amount, payment, earning and/or vesting of which is calculated based in whole or in part on the application of performance measures is covered by the clawback policy.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as (1) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2018, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under the section titled “Certain Relationships and Related Person Transactions.” During the year ended December 31, 2018, the members of our Compensation Committee were Messrs. John Beckworth, David B. Moulton, William S. Nichols III, Raimundo Riojas E. and Fred Robertson.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Some of our officers, directors and principal shareholders and their affiliates are customers of the Bank. Such officers, directors and principal shareholders and their affiliates have had transactions in the ordinary course of business with the Bank, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and shareholders and their affiliates in the future.

Transactions by us with related persons are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal shareholders). See our Annual Report on Form 10-K Item 1. Business—Regulation and Supervision—Limits on Transactions with Affiliates and Insiders. We have adopted policies to comply with these regulatory requirements and restrictions. Additionally, our Corporate Governance Guidelines provide that the board or its independent directors in an executive session must review and approve all related-party transactions.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of February 28, 2019, by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned(2)
Directors and Named Executive Officers:
John B. Beckworth	132,837	(3)	*
Paul P. Egge	10,934		*
Matthew H. Hartzell	11,913	(4)	*
Robert Ivany	889		*
Umesh (Mike) Jain	82,761		*
Frances H. Jeter	13,360		*
James J. Kearney	19,193	(5)	*
Shanna Kuzdzal	8,950		*
P. Michael Mann, M.D.	171,602	(6)	*
George Martinez	266,567	(7)	1.24%
Robert E. McKee III	141,550	(8)	*
David B. Moulton	23,193	(9)	*
William S. Nichols III	64,160	(10)	*
Thomas A. Reiser	161,676	(11)	*
Steven F. Retzloff	315,049	(12)	1.46%
Raimundo Riojas E.	205,434	(13)	*
Fred S. Robertson	60,110	(14)	*
Ramon A. Vitulli III	33,839	(15)	*
Louis A. Waters Jr.	111,809	(16)	*
Roland L. Williams	312,196	(17)	1.44%
Directors and Executive Officers as a group (22 persons)	2,206,524	(18)	10.17%

*	Indicates ownership which does not exceed 1.00%.
(1)	The address of each of the Company’s directors and officers is c/o Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.
(2)

Percentage is based on 21,561,372 shares of the Company’s common stock issued and outstanding as of February 28, 2019 and assumes the exercise by the shareholder or group named in each row of all options for the purchase of common stock held by such shareholder or group and exercisable within 60 days.

(3)

Consists of 9,027 shares held of record by Mr. Beckworth, 57,143 shares held of record by John Beckworth & Laura H. Beckworth Ten Com and 66,667 shares held of record by the Laura Hobby Beckworth 1999 WPH Trust, of which his spouse is trustee.

(4)	Consists of 6,660 shares held of record by Mr. Hartzell and 5,253 shares held by an IRA account for the benefit of Mr. Hartzell.
(5)	Consists of 2,360 shares held of record by Mr. Kearney and 16,833 shares held of record by Mr. Kearney and his wife. Mr. Kearney has pledged 16,833 shares as security for indebtedness.
(6)

Consists of 32,889 shares of record by Dr. Mann, 486 shares held of record by an IRA for the benefit of Dr. Mann, 37,500 shares held of record by White House Realty, LLC, of which Dr. Mann is President and 100,727 shares held of record by MCRP Interests Ltd., of which Dr. Mann is President. Dr. Mann has pledged 160,000 shares as security for indebtedness.

(7)

Consists of 270,567 shares held of record by Martinez 2007 Family Partnership Ltd., of which Mr. Martinez is a limited partner, and 1,000 shares held of record by Mr. Martinez. Mr. Martinez has pledged 80,167 shares as security for indebtedness.

(8)

Consists of 34,903 shares held of record by Mr. McKee, 100,929 shares held of record by the McKee Family Trust, of which Mr. McKee is a trustee, and 5,718 shares held of record by Starmac Investments, Ltd., of which Mr. McKee is a manager of the general partner, Starmac Management Co., LLC.

(9)	Consists of 9,860 shares held of record by Mr. Moulton and 13,333 shares held of record by an IRA for the benefit of Mr. Moulton.
(10)

Consists of 2,360 shares held of record by Mr. Nichols, 45,800 shares held of record by Nichols Realty Investments I, LTD., of which Mr. Nichols is the President of the managing partner, Nichols GP Investment, Inc., and 16,000 shares held of record by Nichols Rising Star Partners II, LTD., of which Mr. Nichols is the President of the managing partner, Nichols GP Investment, Inc.

(11)

Consists of 4,564 shares held of record by Mr. Reiser, 23,000 shares held of record by an IRA for the benefit of Mr. Reiser and 134,112 held of record by Fenchurch Investments, LLC, of which Mr. Reiser is the sole member.  Mr. Reiser has pledged 134,112 shares as security for indebtedness.

(12)

Consists of 21,500 shares held of record by Mr. Retzloff and his wife, 266,667 shares held of record by Retzloff Holdings, LTD., of which Mr. Retzloff is a limited partner, 8,882 shares held of record by SF Retzloff Family Limited Partnership, LTD., of which Mr. Retzloff is a limited partner, and 18,000 shares of record by Retzloff Industries, Inc., of which Mr. Retzloff is the President.

(13)	Consists of 2,360 shares held of record by Mr. Riojas and 203,074 shares held of record by Glencox Investments, Inc., of which Mr. Riojas is President.
(14)

Consists of 1,077 shares held of record by Mr. Robertson, 4,750 shares held of record by an IRA for the benefit of Mr. Robertson and 54,283 shares held of record by The Robertson Family Trust, of which Mr. Robertson is the trustee.

(15)

Consists of 18,000 shares held of record by Mr. Vitulli, 6,489 shares held of record by an IRA account for the benefit of Mr. Vitulli, and 9,350 shares that can be acquired pursuant to the exercise of outstanding stock options.

(16)	Consists of 41,920 shares held of record by Mr. Waters and 69,889 shares held of record by Allied Trust, of which Mr. Waters is the trustee.
(17)

Consists of 210,468 shares held of record by Mr. Williams, 31,716 shares held of record by Mr. Williams and his wife, 35,085 shares held of record by an IRA for the benefit of Mr. Williams, 3,492 shares held by the Post Oak Bancshares, Inc. Employee Stock Ownership Plan for the benefit of Mr. Williams and 98,236 shares that can be acquired pursuant to the exercise of outstanding stock options. Mr. Williams has pledged 11,788 shares as security for indebtedness.

(18)	Includes 140,544 shares that can be acquired pursuant to outstanding stock options that are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file reports of ownership and changes in ownership of our equity securities, including shares of the Company’s common stock with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all reports they file pursuant to Section 16.

Based solely on our review of the copies of such reports we received with respect to fiscal year 2017, we believe that all filing requirements applicable to our directors, executive officers and persons who own more than 10% of a registered class of our equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except that P. Michael Mann, M.D. failed to timely file a Form 4 in respect of a sale of shares on February 1, 2018; Luis Garza Villarreal failed to timely file a Form 4 in respect of purchases of shares on each of February 6, 2018 and February 14, 2018; and Roland L. Williams failed to timely file a Form 4 in respect of an option exercise that occurred on December 12, 2018. The late filings were inadvertent and have been corrected.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by our board, the Company’s Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The board has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Global Market and in Section 10A of the Exchange Act and that each of Umesh (Mike) Jain, Robert E. McKee III and William S. Nichols III has the requisite attributes of an "audit committee financial expert" as defined by the rules and regulations of the SEC.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the Company’s independent registered public accounting firm, Crowe LLP, which is responsible for expressing an opinion on whether such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017 and the results of the Company’s operations and the Company’s cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee met regularly with Crowe LLP and the Company’s internal audit staff, with and without management present, to discuss the results of their audits, management’s assessment of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also reviewed Crowe LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its respective audit of the Company’s consolidated financial statements.

The Audit Committee discussed with Crowe LLP the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee also discussed with internal audit and management any significant matters as a result of the internal audit work.

The Audit Committee has received the written disclosures and the letter from Crowe LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP its independence. The Audit Committee has concluded that Crowe LLP has not provided any prohibited non-audit services to the Company and its affiliates, which is compatible with maintaining Crowe LLP’s independence.

Based on the above-mentioned review and discussions with management and Crowe LLP, the Audit Committee recommended to the board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of Crowe LLP and our board concurred in such recommendation.

The Audit Committee of the Board of Directors

William S. Nichols III (Chairman)

Umesh (Mike) Jain

P. Michael Mann, M.D.

Robert E. McKee III

Thomas A. Reiser

PROPOSAL 2. APPROVAL OF THE ALLEGIANCE BANCSHARES, INC.
2019 AMENDED AND RESTATED STOCK AWARDS AND INCENTIVE PLAN

On January 24, 2019, the board approved the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan (the “2019 Plan”) to provide for, among other things, new types of awards and increase the number of shares of common stock issuable thereunder from 1,900,000 shares to 3,200,000, and recommended that the 2019 Plan, as so amended and restated, be submitted to our shareholders for approval at the annual meeting. The 2019 Plan was originally approved by our shareholders on March 30, 2009, amended and restated on February 27, 2015 by our board and approved by our shareholders on March 23, 2015, further amended on January 27, 2017 by our board and approved by our shareholders on May 19, 2017. The following summary of the material features of the 2019 Plan is qualified in its entirety by reference to the copy of the 2019 Plan attached as Appendix A to this Proxy Statement.

The 2019 Plan

The purpose of the 2019 Plan is to enhance the Company’s ability to attract and retain the types of directors, employees and consultants who will contribute to the Company’s long term success; provide incentives that align the interests of directors, employees and consultants with those of our shareholders; and promote the success of the Company’s business. We believe that the 2019 Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. Our board of directors and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified individuals who help the Company meet its goals.

Background for Determining the Share Reserve Under the 2019 Plan

At our 2017 annual meeting, our shareholders approved an amendment to the then-existing 2015 Stock Awards and Incentive Plan to increase the number of shares issuable thereunder from 1,460,000 to 1,900,000. As of February 28, 2019, 539,916 shares remain available for issuance under the plan.  On October 1, 2018, the Company issued 8,402,010 shares in connection with our acquisition of Post Oak Bancshares, Inc., which greatly increased our number of outstanding shares. The Compensation Committee recommended, and our board approved, increasing the share reserve from 1,900,000 to 3,200,000 in order to keep the shares reserved for issuance at slightly less than 15% of outstanding shares.

If the 2019 Plan is approved, we estimate that the shares reserved for issuance under the 2019 Plan would be sufficient for approximately ten years of awards, noting that the share reserve under the 2019 Plan could last for a longer or shorter period of time dependent upon, among other things, the competitiveness of recruiting and retaining top talent, any changes in stock price and on our future equity grant practices, including in connection with a merger or acquisition, none of which we can predict with any degree of certainty at this time.

Eligibility and Administration

Our employees, consultants and directors, and employees, consultants and directors of our affiliates, and other individuals designated by our Compensation Committee who are reasonably expected to become employees, consultants and directors, will be eligible to receive awards under the 2019 Plan. Only employees are eligible to receive incentive stock options.

The 2019 Plan will be administered by the Compensation Committee, which will have the authority, among other things, to interpret the 2019 Plan and award agreements, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the 2019 Plan or award agreements, to adopt, amend and repeal rules and regulations for the administration of the 2019 Plan as it deems advisable, and exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the 2019 Plan. The Compensation Committee will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2019 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2019 Plan.

Shares Available for Awards

An aggregate of 3,200,000 shares of common stock (which is inclusive of shares granted with respect to awards granted under the plan prior to the amendment and restatement) will be available for issuance under the 2019 Plan, 1,800,000 of which may be issued upon the exercise of incentive stock options (which is inclusive of shares issued pursuant to the exercise of incentive stock options under the plan prior to the amendment and restatement). Shares issued under the 2019 Plan may be authorized but unissued shares, treasury shares or shares reacquired by the Company in any manner.

If an award under the 2019 Plan expires, or is canceled, forfeited or terminated without issuance of the full number of shares to which the award related, or is settled in cash, then the number of shares available under the 2019 Plan will be increased by the portion of the award that expired, or was canceled, forfeited, terminated or settled in cash. However, the 2019 Plan does not allow the shares available for grant under the 2019 Plan to be recharged or replenished with shares that:

•	are tendered or withheld to satisfy the exercise price of an option;
•	are tendered or withheld to satisfy tax withholding obligations for any award; or
•	are subject to a stock-settled stock appreciation right or other award that are not issued in connection with the settlement of the award.

Awards may be granted under the 2019 Plan in assumption of, or substitution for, any options or other stock or stock-based awards granted by an entity before the entity’s merger or consolidation with us (or any of our subsidiaries) or our (or any of our subsidiary’s) acquisition of the entity’s property or stock. Such awards will not reduce the shares available for grant under the 2019 Plan, but any awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options will count against the maximum number of shares that may be issued upon the exercise of incentive stock options.

Awards

The 2019 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance share units and other stock-based awards. Certain awards under the 2019 Plan may constitute or provide for payment of  “nonqualified deferred compensation” under Section 409A of the Code (“Section 409A”). All awards under the 2019 Plan will be set forth in award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows:

Stock Options and SARs.  Stock options provide for the purchase of shares of common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”). The Compensation Committee will determine the number of shares covered by each option and SAR, the exercise price of each option and SAR and the conditions and limitations applicable to the exercise of each option and SAR. The exercise price of a stock option or SAR will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than 10 years (or five years in the case of ISOs granted to certain significant shareholders).

Restricted Stock.  Restricted stock is an award of actual shares of common stock that are subject to certain restrictions and forfeiture for a period of time determined by the Compensation Committee.  Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Upon issuance of restricted stock, recipients generally have the rights of a shareholder with respect to such shares, which generally include voting rights in such shares and the right to receive dividends and other distributions in relation to the award. The terms and conditions applicable to restricted stock will be determined by the Compensation Committee, subject to the conditions and limitations contained in the 2019 Plan.

RSUs.  An RSU is an award of hypothetical shares of common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions and forfeiture for a period of time determined by the Compensation Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Prior to settlement of an RSU award and the receipt of shares, the recipient does not have any rights as a shareholder with respect to such shares. The Compensation Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), whereby settlement of the RSU is deferred beyond the vesting date until a future payment date or event set out in the recipient’s award agreement. The Compensation Committee has the discretion to credit RSUs or DSUs with dividend equivalents. The terms and conditions applicable to RSUs will be determined by the Compensation Committee, subject to the conditions and limitations contained in the 2019 Plan.

Performance Awards.  A performance award can be granted as performance shares, which is an award of actual shares of common stock that are earned only if certain performance goals and other conditions are met, or performance share units, which is an award of hypothetical shares of common stock that are earned only if certain performance goals and other conditions are met. The Compensation Committee has the discretion to determine: the number of shares or stock-denominated units subject to a performance award; the applicable performance period; the conditions that must be satisfied for a participant to earn an award; and the other terms, conditions and restrictions of the award. The extent to which a performance award is earned by a participant depends on the extent to which the performance goals established by the Compensation Committee are attained within the applicable performance period.

Other Stock-Based Awards.   The Compensation Committee may grant other stock-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Compensation Committee as set out in an award agreement.

Minimum Vesting Provision

Under the 2019 Plan, subject to certain exceptions, no condition on vesting or exercisability of an award shall be based on service or performance (as applicable) of a period of less than one year (or three years in the case of awards granted to the Company's Chief Executive Officer), and upon and after such minimum one-year (or three-year) period, restrictions on vesting or exercisability of such awards may lapse on a pro-rated, graded, or cliff basis as specified in the applicable award agreement.

Prohibition on Repricing

Under the 2019 Plan, the Compensation Committee may not, except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of our shareholders, authorize the repricing of any outstanding option or SAR to reduce its price per share, or cancel any option or SAR in exchange for cash or another award with an exercise price that is less than the exercise price of the original options or SARs.

Adjustments upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2019 Plan and any award agreements, the exercise price of options and SARs, the performance goals to which performance awards are subject, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Compensation Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Compensation Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Code Section 424(h)(3) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an individual award agreement, in the event of a Change in Control, the following will occur with respect to outstanding awards:

•

Each outstanding stock option or SAR shall become immediately exercisable with respect to 100% of the shares subject to such award, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of an award of restricted stock or RSUs; and

•

With respect to performance awards, any incomplete performance period in respect of an outstanding award shall end on the date of the change in control and the Compensation Committee will (i) determine the extent to which the applicable performance goals have been met based upon such audited or unaudited financial information then available as it deems relevant, and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Compensation Committee's determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Compensation Committee.

In addition, in the event of a change in control, the Compensation Committee may provide for the cancellation of the award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of the award or realization of the participant’s rights under the vested portion of the award, as applicable. If the amount that could have been obtained upon the exercise or settlement of the vested portion of the award or realization of the participant’s rights, in any case, is equal to or less than zero, then the award may be terminated without payment.

Provisions of the 2019 Plan Relating to Director Compensation

The 2019 Plan provides that the maximum number of shares of common stock subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such director during the fiscal year shall not exceed a total value of $300,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

Plan Amendment and Termination

Our board may amend or terminate the 2019 Plan at any time; however, except in the case of adjustments upon changes in common stock, no amendment may impair the rights of a participant under an award outstanding under the 2019 Plan without the consent of the affected participant, and no amendment will be effective without shareholder approval to the extent necessary to comply with applicable laws. Rights under any award granted before amendment of the 2019 Plan shall not be impaired by any amendment of the 2019 Plan unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. The 2019 Plan will remain in effect until January 24, 2029, provided our shareholders approve the 2019 Plan, unless earlier terminated by our board of directors. No awards may be granted under the 2019 Plan after its termination. The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not make any amendment which would otherwise constitute an impairment of the rights under any award the participant consents in writing.

Clawback Provisions, Transferability and Participant Payments

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the 2019 Plan or an award agreement in accordance with any Company clawback policies that may be adopted and/or modified from time to time. Except as the Compensation Committee may determine or provide in an award agreement, awards under the 2019 Plan are generally non-transferrable, except by will or the laws of descent and distribution, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2019 Plan, and exercise price obligations arising in connection with the exercise of stock options under the 2019 Plan, the Compensation Committee may, in its discretion, accept cash, check, shares of common stock that meet specified conditions, a “cashless” exercise program established with a broker, or such other consideration as the Compensation Committee deems suitable or any combination of the foregoing.

Material U.S. Federal Income Tax Consequences

The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations in effect on the date of this proxy statement, all of which are subject to change, and is not a complete description of the U.S. federal income tax laws. Moreover, the following is only a summary of United States federal income tax consequences and is not intended to be exhaustive and does not constitute legal or tax advice. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant’s particular circumstances. This summary does not address municipal, state or foreign income tax consequences of awards, or federal employment taxes.

ISO.  No income will be recognized by a participant for federal income tax purposes upon the grant of an ISO. No income will be recognized by a participant for federal income tax purposes upon the exercise of an ISO if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, or if less, the gain on disposition, and the Company will be entitled to a corresponding deduction. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the exercise price for the shares is generally an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

NSOs.  No income is expected to be recognized by a participant for federal income tax purposes upon the grant of an NSO. Upon exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses. Income recognized upon the exercise of an NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

SARs.  There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares.  If the restrictions on an award of shares of restricted stock or performance shares are of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the grant of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock or performance shares on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code (“Section 83(b)”). In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock or performance shares on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock or performance shares are received, the participant will recognize ordinary income at the time of the receipt of the restricted stock or performance shares, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock or performance shares. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock or performance shares, but, if the restricted stock or performance shares are subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock or performance shares.

Any dividends paid to a participant holding restricted stock or performance shares before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock or performance shares are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock or performance shares on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

RSUs and Performance Share Units.  There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs or performance share units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs or performance share units in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitations on the Employer’s Compensation Deduction.  Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation for executive officers to $1 million of compensation per year; however, if specified performance-based conditions are met, certain compensation may be excluded from consideration of the $1 million limit (prior to the passage of the Tax Cuts and Jobs Act of 2017). The Tax Cuts and Jobs Act of 2017 amended Section 162(m) to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain arrangements entered into prior to November 2, 2017 that will be “grandfathered”) and to expand the group of current and former executive officers who may be covered by the deduction limit under Section 162(m). Accordingly, the Company will be denied a deduction for any compensation exceeding $1 million for such covered individuals, regardless of whether the compensation is performance-based compensation.

Excess Parachute Payments.  Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of outstanding awards under the 2019 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A. Section 409A imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” may include equity-based incentive programs, including some stock options, SARs, RSUs and performance share units. Generally speaking, Section 409A does not apply to ISOs, non-discounted NSOs and SARs if no deferral is provided beyond exercise, restricted stock or performance shares.

The awards made pursuant to the 2019 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the 2019 Plan are not exempt from Section 409A. However, if the 2019 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the 2019 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2019 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits

No awards granted on or after the board approved the 2019 Plan that could not have been granted under the terms of the plan prior to such date (“new awards”) may vest, become exercisable or be paid unless and until the 2019 Plan is approved by our shareholders at the annual meeting.  If shareholder approval is not obtained, (a) any new awards granted on or after the board approved the 2019 Plan shall automatically terminate at the conclusion of the annual meeting, (b) the 2019 Plan shall not become effective, and (c) the plan shall continue in accordance with its terms immediately prior to the amendment and restatement.

Because awards under the 2019 Plan will be granted at the discretion of the Compensation Committee, it is not possible for us to determine and disclose the amount of future awards that may be granted to directors and executive officers. We have not approved any awards under the 2019 Plan that are conditioned upon shareholder approval of the 2019 Plan, but are planning to grant awards of an aggregate of approximately 33,000 performance share units to officers of the Bank, which include the named executive officers of the Company, in March 2019.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2018, regarding the equity compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	503,286	$21.41	539,916
Equity compensation plans not approved by security holders(1)	299,352	$12.83	—
Total	802,638		539,916

(1)	These options were issued under the Post Oak Bancshares, Inc. Stock Option Plan, which was assumed by the Company in connection with the acquisition of Post Oak Bancshares, Inc.

Vote Required for Approval

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote on this item at the annual meeting is required to approve the 2019 Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ALLEGIANCE BANCSHARES, INC. 2019 AMENDED AND RESTATED STOCK AWARDS AND INCENTIVE PLAN.

PROPOSAL 3. APPROVAL OF THE ALLEGIANCE BANCSHARES, INC.
EMPLOYEE STOCK PURCHASE PLAN

On January 24, 2019, the board approved the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to provide for, among other things, an increase in the number of shares of common stock available for sale thereunder from 100,000 shares to 200,000, and recommended that the ESPP, as so amended and restated, be submitted to our shareholders for approval at the annual meeting. The ESPP was originally approved by our shareholders on March 26, 2012. The following summary of the material features of the ESPP is qualified in its entirety by reference to the copy of the ESPP attached as Appendix B to this Proxy Statement.

The ESPP

The ESPP was adopted by our board to provide employees with an opportunity to purchase shares of the Company at a discount in order to provide employees a more direct opportunity to participate in the Company’s growth.

If our shareholders approve the ESPP, this approval will satisfy the shareholder approval requirements under Section 423 of the Code and permit certain participants to receive special tax treatment under Code Section 423 with respect to the purchase and sale of the shares purchased under the ESPP. If the ESPP is not approved by our shareholders, the ESPP as amended and restated will not be effective, and the ESPP will continue in accordance with its terms immediately prior to the amendment and restatement.

General

The ESPP reserves 200,000 shares of common stock, subject to adjustment under certain circumstances as described below, for issuance to employees. The ESPP is administered by the Compensation Committee. It is governed by Texas law to the extent not governed by the Code, and all questions of interpretation or application of the ESPP are determined by the Compensation Committee.

Purchase Periods

The ESPP operates by offering eligible employees the right to purchase common stock during a purchase period, the commencement and duration of which shall be determined by the board (each a “Purchase Period”), provided that no purchase period will exceed 27 months. The purchase date for each Purchase Period will occur on the last day of the Purchase Period (the “Date of Purchase”), at which time all accrued payroll deductions of each participant will be applied to the purchase of shares on the purchase terms described below.

Eligibility and Participation

Employees (including officers and employee directors) of the Company and its subsidiaries designated from time to time by the board who are employed for more than twenty hours per week and more than five months in any calendar year are eligible to participate in the ESPP, subject to certain limitations imposed by Section 423(b) of the Code, and the ESPP itself. For example, an employee who owns directly or indirectly 5% or more of the total voting power or value of all classes of stock of the Company or its subsidiaries may not participate in the ESPP. As of February 28, 2019, approximately 566 employees (including officers and employee directors) were eligible to participate in the ESPP. As a result of such eligibility, each executive officer of the Company has an interest in the proposal to approve the ESPP.

Eligible employees become participants in the ESPP by submitting an enrollment form authorizing payroll deductions by the enrollment deadline for a Purchase Period. The enrollment agreement will remain in effect for that Purchase Period for as long as the employee remains eligible to participate in the ESPP, or until the employee revises or revokes his payroll deduction election. An employee must enroll in each Purchase Period for which he wants to participate by completing an enrollment form no later than the enrollment deadline for that Purchase Period. Once an employee has enrolled in the ESPP, amounts are withheld from his compensation during each payroll period as described below. An employee may elect to have compensation withheld to be used to purchase a minimum of 50 shares and a maximum of 500 shares on the Date of Purchase under the ESPP, can discontinue participation at any time and can decrease the amount of payroll deductions no more than once during a Purchase Period.

Grant and Exercise of Option; Purchase Price

By enrolling in the ESPP for a Purchase Period, each participant is granted an option to purchase up to that number of shares determined by dividing his payroll deductions accumulated during the Purchase Period as of the Date of Purchase by the purchase price applicable for that Purchase Period. The purchase price for each Purchase Period is equal to the lesser of 85% (or such greater percentage as designated by the Compensation Committee) of (a) the fair market value of a share of the common stock on the first day of the Purchase Period or (b) the fair market value of a share of the common stock on the last day of the Purchase Period.

Certain limitations on the number of shares that a participant may purchase apply. The option granted to an employee may not permit him to purchase common stock under the ESPP at a rate which exceeds $25,000 in fair market value of such stock (determined as of the first day of the Purchase Period in which the stock was purchased) for each calendar year. For each Purchase Period, a participant may purchase a maximum of 500 shares of common stock. In addition, if the total number of shares that would otherwise be purchased on a Date of Purchase by all participants exceeds the number of shares remaining available under the ESPP, the Compensation Committee may allocate the available shares among participants in a manner it deems fair and equitable.

Provided the employee continues participating in the ESPP through the end of a Purchase Period, his option to purchase shares will be exercised automatically at the end of the Purchase Period, and the maximum number of whole shares that may be purchased with accumulated payroll amounts at the applicable purchase price will be issued to the employee.

Rights to purchase common stock under the ESPP are not transferable by the employee.

Termination of Employment; Cessation of Participation

Termination of a participant’s employment for any reason, including death, voluntary resignation, retirement or involuntary termination, with or without cause, cancels his option to purchase and terminates his participation in the ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to him or, in the case of death, to his estate or beneficiary.

If a participant discontinues his payroll deduction or ceases to be eligible to participate in the ESPP (but remains an employee), all payroll deductions during the pending Purchase Period will be refunded to the participant, the participant may not resume payroll deductions for the same Purchase Period, and the participant must re-enroll in the ESPP to participate in future Purchase Periods.

Adjustments upon Changes in Capitalization; Change of Control

In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the common stock such that an adjustment is determined by the Compensation Committee in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the ESPP, then the Compensation Committee shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (i) the aggregate number and kind of shares of common stock reserved for issuance under the ESPP, and (ii) the number and kind of shares which may be purchased by any individual in any Purchase Period. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the common stock subject to the ESPP, the number and kind of shares of common stock or other securities subject to the ESPP or subject to any outstanding offering under the ESPP, the number of shares of common stock to be purchased, and the purchase price, shall be appropriately and equitably adjusted by the Compensation Committee so as to maintain the proportionate number of shares of common stock or other securities without changing the aggregate Purchase Price.

In the event of a Change in Control of the Company (as defined in the ESPP), the Compensation Committee shall provide for the assumption or substitution of each option to purchase common stock under the ESPP by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Compensation Committee decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the ESPP and either refunding accrued payroll deductions or providing for a Date of Purchase to occur on the date determined by the Compensation Committee.

Amendment and Termination of the ESPP

The Board may at any time amend or terminate the ESPP without the approval of shareholders or employees, provided that the Company will seek shareholder approval of any ESPP amendment where shareholder approval is required under applicable law, including if it seeks to increase the number of shares of common stock reserved for issuance under the ESPP.

Plan Benefits

Because benefits under the ESPP will depend on the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the ESPP is approved by our shareholders.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences to U.S. taxpayers and the Company of shares purchased under the ESPP. This summary is not complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

The ESPP and the options granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Section 423 of the Code.

Amounts of a participant’s compensation withheld for the purchase of shares of the common stock under the ESPP will be subject to regular income and employment tax withholding as if such amounts were actually received by the employee. Other than this, no income will be taxable to a participant until sale or other disposition of the acquired shares. Under current law, no other withholding obligation applies to the events under the ESPP.

Tax treatment upon transfer of the purchased shares depends on how long the participant holds the shares from the Date of Purchase to the transfer date. If the stock is disposed of more than two years after the offering date (the first day of the applicable Purchase Period), and more than one year after the Date of Purchase for the stock being transferred, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the offering date over the purchase price (determined as if the stock were purchased on the offering date) will be treated as ordinary income. Any further gain will be taxed as a long-term capital gain. Under current law, long-term capital gains are generally subject to lower tax rates than ordinary income. If the fair market value of the stock on the date of the disposition is less than the purchase price paid for the shares, there will be no ordinary income, and any loss recognized will be a capital loss.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the Date of Purchase for the shares over the purchase price will be treated as ordinary income at the time of the sale or disposition. The balance of any gain will be treated as capital gain. Even if the stock is disposed of for less than its Date of Purchase fair market value, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such Date of Purchase. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of options under the ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant in the event of disposition before the satisfaction of the required holding periods.

Accounting Treatment

Based on applicable accounting rules, the Company recognizes compensation expense in connection with options outstanding under the ESPP. So long as the Company continues issuing shares under the ESPP with a purchase price at a discount to the fair market value of the common stock, the Company will recognize compensation expense which will be determined by the level of participation in the ESPP.

Vote Required for Approval

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote on this item at the annual meeting is required to approve the ESPP.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ALLEGIANCE BANCSHARES, INC. 2019 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the board has appointed Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. The board is seeking ratification of the appointment of Crowe LLP for the 2019 fiscal year. Shareholder ratification of the selection of Crowe LLP as our independent registered public accounting firm for the 2019 fiscal year is not required by our bylaws, state law or otherwise. However, the board is submitting the selection of Crowe LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will consider this information when determining whether to retain Crowe LLP for future services.

At the annual meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of Crowe LLP. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. Representatives of Crowe LLP are expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

If a shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2020 annual meeting of shareholders, such proposal and supporting statements, if any, must be sent to us at the Company’s principal executive office no later than November 16, 2019. Any such proposal must comply with the requirements of Rule 14a-8.

In addition, our bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted.  For business to be properly brought before a meeting or nominations of persons for election to the board to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the address below not less than one hundred twenty days in advance of the first anniversary of the date of the Company's notice to shareholders in connection with the previous year's annual meeting of shareholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the Company at least eighty days prior to the date the Company intends to distribute its notice with respect to such meeting. All notices to us must also provide certain information set forth in the Company’s bylaws. A copy of the Company’s bylaws may be obtained upon written request to the Secretary of the Company.

Shareholder proposals and nominations should be submitted to the Secretary of the Company and the Corporate Governance and Nominating Committee, respectively, at Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Houston, Texas 77040.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, to any shareholder upon written request to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2018, as filed with the SEC, accompanies but does not constitute part of this proxy statement.

OTHER MATTERS

The board does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment or postponement thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By Order of the Board of Directors,

George Martinez

Chairman of the Board and Chief Executive Officer

Houston, Texas

March 15, 2019

Appendix A

ALLEGIANCE BANCSHARES, INC.

2019 AMENDED AND RESTATED STOCK AWARDS AND INCENTIVE PLAN

Allegiance Bancshares, Inc., a Texas corporation (the "Company"), assumed all obligations under the Allegiance Bank Texas 2008 Stock Awards and Incentive Plan ("Bank Plan") pursuant to the Agreement and Plan of Merger, dated April 30, 2008, between Allegiance Bank Texas, a Texas banking association (the "Bank"), and the Company.  The Bank Plan was renamed as the Allegiance Bancshares, Inc. 2008 Stock Awards and Incentive Plan (the "2008 Plan") and was amended and restated as of March 24, 2014.  The 2008 Plan was amended and restated by the Board as the Allegiance Bancshares, Inc. 2015 Amended and Restated Stock Awards and Incentive Plan (the "2015 Plan") on February 27, 2015.  The 2015 Plan was amended and restated by the Board as the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan on January 24, 2019, subject to approval by the Company’s shareholders.

1.Purpose; Eligibility.

1.1General Purpose. The purpose of the ALLEGIANCE BANCSHARES, INC. 2019 AMENDED AND RESTATED STOCK AWARDS AND INCENTIVE PLAN (the "Plan") is to provide a means through which the Company and its Affiliates may attract able persons to enter the employ of the Company and its Affiliates and to provide a means whereby those Employees, Directors and Consultants, upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the welfare of the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates and their desire to remain in the Company's and its Affiliates' employ.  A further purpose of the Plan is to provide such Employees, Directors and Consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.

1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Awards and (g) Other Equity-Based Awards.

2.Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Award or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means, with respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a)If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein;

(b)If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)Malfeasance in office;

(b)Gross misconduct or neglect;

(c)False or fraudulent misrepresentation inducing the director’s appointment;

(d)Willful conversion of corporate funds; or

(e)Repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means the occurrence of any of the following events:  (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly‑owned subsidiary of the Company), (ii) a subsidiary of the Company operating as a Texas banking association is merged or consolidated into, or otherwise acquired by, an entity other than a wholly-owned subsidiary of the Company, (iii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly‑owned subsidiary of the Company), (iv) the Company is to be dissolved and liquidated, (v) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (vi) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.  Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Code Section 409A and would not otherwise comply with Code Section 409A, a "Change of Control" shall occur only to the extent that the definition of "Change of Control" set forth above may be interpreted to be consistent with Code Section 409A and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $1.00 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Allegiance Bancshares, Inc., a Texas corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a

Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units" has the meaning set forth in Section 7.2.

"Director" means a member of the Board or the board of directors of any Affiliate.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 14.12.

"Dividend Equivalents" has the meaning set forth in Section 7.2(b)(ii).

"Effective Date" shall mean the date as of which the Plan is adopted by the Board, provided the shareholders of the Company approve the Plan prior to the first anniversary of such date.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any specified date, the closing price of a share of Common Stock (i) reported by any interdealer quotation system on which the Common Stock is quoted on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported.  If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded.  In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A, with the intent that Options and Stock Appreciation Rights granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.1(a).

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Nonqualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion, which shall include, but not be limited to, the following:

(a)the price of a share of Common Stock;

(b)the Company's or an Affiliate's earnings per share;

(c)the Company's or an Affiliate's net earnings;

(d)the return on shareholders' equity achieved by the Company or an Affiliate;

(e)the Company's or an Affiliate's return on assets;

(f)the Company's or an Affiliate's net interest margin;

(g)the Company's or an Affiliate's efficiency ratio;

(h)the Company’s or an Affiliate's return on average tangible common shareholder’s equity;

(i)the Company’s or an Affiliate's loan growth;

(j)the Company’s or an Affiliate's deposit growth;

(k)the Company’s or an Affiliate's non-performing asset ratio; or

(l)the Company’s or an Affiliate's net charge-off ratio.

"Performance Period" means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Award.

"Performance Award" means any Award granted pursuant to Section 7.3 hereof.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Nonqualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.1(a).

"Restricted Award" means any Award granted pursuant to Section 7.2(a).

"Restricted Period" has the meaning set forth in Section 7.2(a).

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.Administration.

3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of performance shares or performance share units to be granted pursuant to a Performance Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of performance shares or performance share units earned by a Participant;

(k)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Except as provided in Sections 4.6, 6.2, 6.3, or 11, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Options, Stock Appreciation Rights or other Awards with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without shareholder approval.

3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3Delegation. The Committee or, if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1Subject to adjustment in accordance with Section 11, the aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 3,200,000 (inclusive of shares granted with respect to Awards under the Plan prior to the Effective Date) (the "Total Share Reserve").  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3Subject to adjustment in accordance with Section 11, no more than 1,800,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (inclusive of shares issued pursuant to the exercise of Incentive Stock Options under the Plan prior to the Effective Date) (the "ISO Limit").

4.4The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year, shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5To the extent that an Award lapses or is canceled, forfeited, or the rights of its Holder terminate without issuance of the full number of shares of Common Stock to which the Award relates, or the Award is settled in cash, any shares of Common Stock subject to such Award shall again be available for grant under an Award. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares surrendered or withheld in payment of the exercise price of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.Eligibility.

5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such

Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Nonqualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3Exercise Price of a Nonqualified Stock Option. The Option Exercise Price of each Nonqualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options. Subject to Section 10.1, each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

7.Provisions of Awards Other Than Options.

7.1Stock Appreciation Rights.

(a)Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

(b)Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)Subject to Section 10.1, each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right.  A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2Restricted Awards.

(a)A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine, subject to Section 10.1. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)Restricted Stock and Restricted Stock Units

(i)Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock.  At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either (A) currently paid to the Participant or (B) withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). At the discretion of the Committee, Dividend Equivalents may be either (A) paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock) or (B) withheld by the Company and credited to the Participant's account, with interest being credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee.  Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)Restrictions

(i)Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period,  and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)Subject to Section 10.1, with respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.  No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, upon request, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)Any certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3Performance Awards.

(a)The Committee may award to any Participant performance shares or performance share units ("Performance Awards"). Each performance share shall represent, as the Committee shall determine, one share of Common Stock.  Each performance share unit shall represent the right of the Participant to receive an amount equal to the value determined in the manner established by the Committee at the time of the award.  Each Performance Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement, and to the minimum vesting provisions of Section 10.1.

(b)Each Performance Award shall specify Performance Goals which, if achieved, will result in the Participant earning the Award, and each Award may specify in respect of such specified Performance Goals a minimum acceptable level of achievement and may set forth a formula for determining the number of performance shares or performance share units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Goals, and any requirements in addition to the achievement of Performance Goals that are necessary for the Award to vest.  Each Performance Award shall specify that, in order for any portion of the Award to be earned or paid, the Committee must determine the extent to which the applicable Performance Goals and other material terms of the Award have been satisfied.  Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or an Affiliate, business unit, division, department, region or function within the Company or Affiliate.  Performance Goals may be made relative to the performance of a group of other companies or one or more published or special indices that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Goals as compared to various stock market indices. The Performance Goals shall be established in writing within ninety (90) days after the beginning of the applicable Performance Period (or at such other time as determined by the Committee in its discretion) and may be based on absolute or specified levels of or growth in one or more criteria as the Committee deems appropriate.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 11) render the Performance Goals unsuitable, the Committee may in its discretion modify such Performance Goals or the related levels of achievement, in whole or in part, as the Committee deems appropriate.  Subject to Section 10.1, the Performance Period for each Award within which the Performance Goals are to be achieved, and the vesting period of such Award, shall be of such duration as the Committee shall establish at the time of award.  There may be more than one Award in existence at any one time, and Performance Periods may differ.

(c)The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(d)At the discretion of the Committee, each Performance Award may be credited with Dividend Equivalents. At the discretion of the Committee, Dividend Equivalents may be either (A) paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock) or (B) withheld by the Company and credited to the Participant's account, with interest being credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee.  Dividend Equivalents credited to a Participant's account and attributable to any particular performance share unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such performance share units and, to the extent such performance share units are forfeited, the Participant shall have no right to such Dividend Equivalents.

(e)Payments with respect to Performance Awards may be made in a lump sum or in installments, in cash, shares of Common Stock, property or in a combination thereof, as the Committee may determine in accordance with the terms and conditions of the Plan.

7.4Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement, and to the minimum vesting provisions of Section 10.1.

8.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.Miscellaneous.

10.1Minimum Vesting Provision.  Subject to Sections 11, 12 and 13, (a) no condition on vesting or exercisability of an Award, whether based on continued employment or other service or based upon the achievement of Performance Goals, shall be based on service or performance (as applicable) of a period of less than one year (or three years in the case of Awards granted to the Company's Chief Executive Officer), and (b) upon and after such minimum one-year (or three-year) period, restrictions on vesting or exercisability of such Awards may lapse on a pro-rated, graded, or cliff basis as specified in the applicable Award Agreement; provided, however, that (i) the Committee may provide that such minimum vesting restrictions may lapse or be waived in connection with or following a Participant's death, Disability, termination of service or Change in Control, (ii) awards covering up to five percent (5%) of the shares of Common Stock available to be issued pursuant to Section 4.1, as determined on the Effective Date, may be granted under the Plan as unrestricted shares of Common Stock or otherwise as Awards with a Performance Period or vesting period of less than one year, and (iii) for purposes of Awards granted to Non-Employee Directors, a vesting period shall be deemed to be one year if the Awards are granted to Non-Employee Directors in connection with their election or reelection to the Board at an annual meeting of shareholders and the awards vest on the first day of the month in which the next annual meeting of the Company's shareholders is held, so long as the period between such meetings is not less than 50 weeks.

10.2Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.3Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.4No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.5Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.6Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum statutory tax rates applicable to the Participant; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.Effect of Change in Control.

12.1Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b)With respect to Performance Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.Amendment of the Plan and Awards.

13.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.General Provisions.

14.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.11Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.15Employees' Rights Unsecured.  The right of an employee to receive Common Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company.  The Company may, but shall not be obligated to, acquire shares of Common Stock from time to time in anticipation of its obligations under this Plan, but a Participant shall have no right in or against any shares of Common Stock so acquired.  All Common Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

14.16Expenses. The costs of administering the Plan shall be paid by the Company.

14.17Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.Effective Date of Plan. Subject to shareholder approval at the 2019 annual meeting of the Company's shareholders, the Plan, as amended and restated, shall become effective as of the Effective Date.  No Awards granted on or after the Effective Date that could not have been granted under the terms of the Plan prior to the Effective Date (“New Awards”) may vest, become exercisable or be paid unless and until the Plan is approved by the shareholders at such meeting.  If shareholder approval is not obtained at such meeting, (a) any New Awards granted on or after the Effective Date shall automatically terminate at the conclusion of such meeting, (b) the Plan, as amended and restated, shall not become effective, and (c) the Plan shall continue in accordance with its terms immediately prior to this amendment and restatement.

16.Termination or Suspension of the Plan. The Plan shall terminate automatically on the date that is ten (10) years after the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.Choice of Law. The law of the State of Texas shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

Appendix B

ALLEGIANCE BANCSHARES, INC.

2019 AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

Allegiance Bancshares, Inc., a Texas corporation (the "Company"), adopted and subsequently amended the Allegiance Bancshares, Inc. Employee Stock Purchase Plan, effective as of November 15, 2011 (the “2011 Plan”).  The 2011 Plan was amended and restated by the Board as the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan (the “Plan”) on January 24, 2019, subject to approval by the Company's shareholders.

1.Purpose.  The purpose of the Plan is to encourage and enable eligible employees of Allegiance Bancshares, Inc. and its designated Subsidiaries to acquire proprietary interests in the Company (as defined below) through the ownership of Stock (as defined below) in order to establish a closer identification of their interests with those of the Company by providing them with another and more direct means of participating in its growth and earnings which, in turn, will provide motivation for participating employees to remain in the employ of and to give greater effort on behalf of their Employers (as defined below).  It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (as defined below).  The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.Definitions.  Unless the context clearly requires a different meaning, the following words or terms, when used herein, shall have the following respective meanings:

(a)"Account" means the brokerage account maintained for each Participant under the Plan by the Plan Administrator.

(b)"Board" means the Board of Directors of the Company.

(c)"Code" means the Internal Revenue Code of 1986, as amended.

(d)"Committee" means the Compensation Committee of the Board.

(e)"Company" means Allegiance Bancshares, Inc. and its successors.

(f)"Date of Purchase" means the last day of each Purchase Period, on which date Stock for such Purchase Period shall be purchased.

(g)"Eligible Employee" means any Employee except for the following:

(1)an Employee who would, immediately upon enrollment or re-enrollment in the Plan, own directly or indirectly five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

(2)an Employee whose customary employment is twenty (20) hours or less per week; and

(3)an Employee whose customary employment is for not more than five (5) months in any calendar year;

For purposes of the determination in clause (1) above, (i) the Employee shall be deemed to own stock attributed to him or her under the attribution rules of Section 424(d) of the Code; and (ii) the Employee shall be considered to own any stock that the Employee could purchase through the exercise of any option or right to acquire stock held by the Employee (including a right to acquire stock under this Plan).  Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Purchase Period Employees who are "highly compensated employees" of an Employer (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

(h)"Employee" means an individual regularly employed by an Employer.  "Employee" shall not include a non-employee director of the Company.  Whether an individual qualifies as an Employee shall be determined by the Committee, in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-1(h) and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan.

(i)"Employer" means the Company and its Subsidiaries that are designated from time to time by the Board as covered by the Plan, as the employer of an Employee.  As used in this Plan, the term "Employer" means collectively the Company and all such designated Subsidiaries, unless the context requires a different meaning.  The Board may designate the Employers from time to time from among a group consisting of the Company and its Subsidiaries, including corporations that become Subsidiaries after the adoption and approval of the Plan.

(j)"Enrollment Deadline" means, for each Purchase Period, the last day after  the beginning of such Purchase Period on which it is administratively feasible to process payroll deduction elections to be effective for the first payroll period during the Purchase Period, unless the Committee establishes a different Enrollment Deadline for a particular Purchase Period.

(k)"Enrollment Form" means a statement signed by an Eligible Employee on a form provided by the Plan Administrator, or an election made through applicable electronic procedures, indicating the Eligible Employee elects to become a Participant and authorizing a payroll deduction for the purchase of Stock pursuant to the Plan.

(l)"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

(m)"Fair Market Value" of Stock on a particular date means the closing sales price of Stock on the exchange on which such stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of Stock are so reported.  If Stock is not traded on such exchange at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the closing bid and ask prices of Stock on the most recent date Stock was publicly traded.  In the event Stock is not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

(n)"Participant" means an Eligible Employee who enrolls in the Plan in accordance with the provisions of Section 8 herein and who is currently making payroll deductions for the purchase of Stock.  "Active Participant" shall also include an individual on a long-term leave of absence who has made arrangements to continue payment of contributions as described in Section 11.

(o)"Plan" means this Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan, as it may be amended from time to time.

(p)"Plan Administrator" means the Plan Administrator appointed by the Board to administer this Plan.  The Plan Administrator shall initially be Computershare.

(q)"Plan Supervisor" means the person(s) designated pursuant to Section 4 herein to assist Employees and/or Participants in Plan matters.

(r)"Purchase Period" means the period set forth in Section 5.

(s)"Purchase Price" means the price at which Stock shall be purchased, as set forth in Section 10.

(t)"Securities Act" means the Securities Act of 1933, as amended.

(u)"Stock" means the common stock of the Company, $ 1.00 par value.

(v)"Subsidiary" means any "subsidiary corporation" of the Company, as defined in Code Section 424(f).

3.Number of Shares of Stock Under the Plan.  Subject to adjustment in accordance with Section 17, a total of 200,000 shares of Stock (inclusive of shares sold under the Plan prior to the Effective Date) may be sold to Eligible Employees under this Plan.  The Stock subject to this Plan shall consist of authorized but unissued Stock or previously issued Stock reacquired and held by the Company, and such number of shares of Stock shall be and is hereby reserved for sale for such purpose.

4.Administration of the Plan.

(a)This Plan shall be administered by the Plan Administrator.  The Plan Administrator is vested with full authority to administer the Plan with respect to Participants' Accounts.  The Committee is vested with full authority to administer payroll deductions under the Plan, to interpret the Plan, to make, interpret, amend and rescind such equitable rules and regulations regarding this Plan as it may deem advisable, and to make all other determinations deemed necessary or advisable for the operation of this Plan.

(b)To aid in fulfilling its responsibilities, the Committee may appoint one or more Plan Supervisors and the Committee may allocate to each person so appointed certain limited responsibilities to carry out the directives of the Committee in all phases of the operation of the Plan. Specifically, the Committee may delegate to such agent or agents any of its authority under the Plan except its authority to construe and interpret the provisions of the Plan.

(c)All actions taken by the Plan Administrator, and all actions taken, and all interpretations and determinations made by the Committee and the Plan Supervisor (including determinations of fair market value) shall be final and binding upon Employees, Participants, the Company and all other interested persons.  Neither the Plan Administrator nor any member of the Committee nor the Plan Supervisor shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee and the Plan Supervisor shall be fully protected by the Company with respect to any such action, determination or interpretation.

(d)The Committee may act by a majority vote at a regular or special meeting of the Committee or by decision reduced to writing and signed by a majority of the Committee without holding a formal meeting.  Vacancies in the membership of the Committee arising from death, resignation or other inability to serve shall be filled by appointment by the Board.

(e)The Company will pay all expenses incident to establishing and administering the Plan and purchasing or issuing Stock, provided that Participants will pay all costs associated with the issuance of certificates for Stock and all costs incurred in selling, disposing of, or transferring Stock acquired under the Plan, including transfers to a brokerage account or a direct registration system.

5.Purchase Period.  The Plan will be implemented by Purchase Periods, the commencement and duration of which shall be determined by the Board, provided that no Purchase Period may exceed 27 months.  More than one Purchase Period may be in effect at any one time.  Except for the limitation in Section 6, participation in any Purchase Period under the Plan shall neither limit nor require participation in any other Purchase Period.  The Board may, at any time and for any reason, terminate a Purchase Period, in which case all accumulated payroll deductions during such Purchase Period shall, in the Board's discretion, be refunded to the Participants or used to purchase shares of Stock with the date of termination as the Date of Purchase.

6.Number of Shares of Stock Which May Be Purchased.

(a)Each Participant shall be allowed to purchase as many shares of Stock as the amount of his accrued payroll deductions at the end of each Purchase Period can purchase, not to exceed the number of shares of Stock determined by dividing the total sum of his authorized payroll deductions for the Purchase Period by the Purchase Price per share of Stock (as set forth in Section 10).  Notwithstanding the foregoing, the minimum number of shares of Stock that may be purchased by an Employee during a Purchase Period is 50, and the maximum number of shares of Stock that may be purchased by an Employee during a Purchase Period is 500.  Further, no Employee shall be granted an option to purchase Stock under this Plan which permits his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of the stock determined as of the date the right to purchase is granted.

(b)In the event the total number of shares of Stock to be purchased pursuant to all Enrollment Forms with respect to a Purchase Period exceeds the available shares of Stock pursuant to Section 3, the Committee reserves the right to allocate the number of shares of Stock which Participants may purchase in such manner as it deems fair and equitable, and notify each Participant of such allocation.

7.Grant of Option on Enrollment.

(a) Enrollment by a Participant in the Plan will constitute the grant by the Company to the Participant of an option to purchase shares of Stock from the Company under the Plan.

(b)Each option granted under the Plan shall have the following terms, in addition to other terms set forth herein:

(1)Each option granted under the Plan will have a term of not longer than the length of the Purchase Period; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the Date of Purchase, or (B) the date on which the Participant's employment with the Employer terminates;

(2)Payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 8;

(3)Purchase of shares upon exercise of the option will be effected only on the Date of Purchase in accordance with Section 9;

(4)The Purchase Price per share under the option will be determined as provided in Section 10;

(5)Subject to adjustment in accordance with Section 17 and the limits set forth in Section 6, the number of shares available for purchase under an option will be determined by dividing (i) such Participant's payroll deductions accumulated during the Purchase Period as of the Date of Purchase by (ii) the applicable Purchase Price determined in accordance with Section 10;

(6) The option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Committee, in its sole discretion, from time to time.

8.Participation in the Plan; Payroll Deductions.

(a)An Eligible Employee may enroll in the Plan and become a Participant for a Purchase Period by completing an Enrollment Form designating a dollar amount of payroll deductions and filing it with the Plan Administrator no later than the Enrollment Deadline for such Purchase Period.  An Eligible Employee must affirmatively enroll for each Purchase Period under the Plan, as payroll deduction elections will not carryover from one Purchase Period to the next.  An individual who first becomes an Eligible Employee (including a newly hired or re-hired Employee) after the Enrollment Deadline may not enroll in the Plan for such Purchase Period.  No Enrollment Form shall be honored for a Purchase Period with respect to any individual who is not an Eligible Employee as of the Enrollment Deadline for such Purchase Period.  An Eligible Employee who timely files an Enrollment Form for a Purchase Period will become a Participant and payroll deductions shall commence with the first payroll period in the Purchase Period.  Once an Eligible Employee has enrolled in the Plan for a Purchase Period, he will remain a Participant for such Purchase Period until (i) he discontinues his payroll deductions as provided below, or (ii) he ceases to be an Eligible Employee.  A Participant who has discontinued his payroll deductions for a Purchase Period may not re-enroll in the Plan for such Purchase Period.  A Participant who ceases to be an Eligible Employee during a Purchase Period and again becomes an Eligible Employee during the same Purchase Period may not re-enroll in the Plan for such Purchase Period.

(b)Payroll deductions for an Active Participant shall be made through the end of each Purchase Period unless sooner discontinued or terminated as provided in Sections 5, 8(e), 11 or 30 herein.  Payroll deductions shall be specified in after-tax dollar amounts. Such deductions shall be taken in conformity with the Employer's payroll deduction schedule.  Except as provided in Section 11, there shall be no rights of prepayment or payment of funds to be used for the purchase of Stock pursuant to the Plan through means other than payroll deductions.

(c)Payroll deductions for each Participant shall be made by the Employer and provided to the Plan Administrator as provided herein.

(d)A Participant may, no more than once during a Purchase Period, decrease the amount of his payroll deductions under his Enrollment Form (within the limitations set forth in Section 6), by completing and filing a new Enrollment Form with the Plan Administrator.  If a Participant decreases his payroll deductions to zero, he or she will be deemed to have discontinued payroll deductions and will be subject to paragraph (e) below.  A decrease in payroll deductions shall be prospective only and effective as soon as practicable.  Payroll deductions elected by a Participant for a Purchase Period shall remain in effect until the end of the Purchase Period or until such Participant changes or discontinues the payroll deductions or ceases to be an Eligible Employee.

(e)A Participant may discontinue his payroll deduction at any time during a Purchase Period by filing the prescribed form with the Plan Administrator.  Such change shall be prospective only and effective as soon as practicable.  Once discontinued, the Participant may not resume payroll deductions for the same Purchase Period.  All amounts deducted to the date of discontinuance will be refunded to the Participant.  If, prior to the last day of a Purchase Period, a Participant ceases to be an Eligible Employee but does not terminate employment with the Company or a Subsidiary, the Participant shall be treated as if he has discontinued his payroll deductions in accordance with this paragraph, and such Participant may not re-enroll in the Plan until he has again become an Eligible Employee.

9.Purchase of Stock.  Except as provided in Section 5, 8(e), 11 or 30, on the Date of Purchase, accrued payroll deductions made for each Participant for a Purchase Period will be applied to the purchase of Stock, at the Purchase Price determined under Section 10.  Any amounts representing a fractional share that are withheld but not applied toward the purchase of Stock during a Purchase Period shall be refunded to the Participant.  In no event shall any right to purchase Stock under the Plan be exercised for more than the available number of shares of Stock, and, after the available shares of Stock have been purchased, any remaining balance of any amount previously collected from Participants shall be refunded.  The Stock purchased by a Participant shall be deposited into the Participant's Account.  The Committee may require that the shares of Stock be retained in the Participant's Account for a specified period of time.

10.Purchase Price.  The Purchase Price per share of Stock for a Purchase Period shall be an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Stock on the first day of the Purchase Period or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Stock on the Date of Purchase; provided, that the Purchase Price per share of Stock will in no event be less than the par value of the Stock.

11.Termination of Employment; Leave of Absence.

(a)If, prior to the last day of a Purchase Period, a Participant ceases to be employed by the Employer for any reason (including death, voluntary resignation, retirement or involuntary termination, with or without cause), his Enrollment Form shall be deemed to have been canceled, effective immediately.  The Participant's payroll deductions made but not yet used for purchases will be distributed in cash to the Participant (or his estate or beneficiary, as applicable in the case of death) as soon as practicable after his termination of employment.

(b)If, prior to the last day of a Purchase Period, a Participant ceases to be actively employed because he commences a long-term leave of absence, then any accrued payroll deductions under the Plan during the Purchase Period to the date the Participant ceases to be actively employed shall be applied to the purchase of Stock for the Purchase Period on the Date of Purchase.  Subject to any applicable rules or regulations established by the Plan Administrator, the Participant shall be entitled to elect to continue to participate in the Plan until his employment terminates, provided the Participant makes the necessary arrangements with the Employer and/or the Plan Administrator to pay the requisite amounts that would, but for the leave of absence, be paid under the Plan through the Participant's payroll deductions.  For purposes of this paragraph, "long-term leave of absence" means a leave of absence agreed to in writing by the Employer (i) which is for a period of not more than six (6) months, or (ii) with respect to which reemployment upon expiration of such leave is guaranteed by contract or applicable law.

12.Interest on Payments.  No interest shall accrue or be paid on sums withheld from a Participant's pay for the purchase of Stock or with respect to any amount credited to a Participant's Account.

13.Rights as Shareholder.  No Participant shall have any rights of a shareholder with respect to any shares of Stock until the shares have been purchased in accordance with Section 9 and issued by the Company, at which time the Participant will be treated as the owner of such shares.

14.Rights Not Transferable.  A Participant's rights to purchase Stock pursuant to this Plan may not be sold, pledged, assigned or transferred in any manner (other than by will, the laws of descent and distribution, or as provided in Section 15), and shall be exercisable only during the Participant's lifetime and only by the Participant.  If this provision is violated, the right of the Participant to purchase Stock shall terminate and the only right remaining to such Participant under the Plan will be to have paid over to the person entitled thereto the amount of accrued payroll deductions then credited to such Participant.

15.Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Stock and cash in respect of any fractional shares of Stock, if any, from the Participant's Account under the Plan in the event of such Participant's death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions with respect to the Participant in the event of the Participant's death prior to the Purchase Date of a Purchase Period.

16.Purchase Period Limitation.  In no event shall a Participant be permitted to complete payment for Stock after the expiration of the Purchase Period with respect to which such Stock is purchased.

17.Changes in Capitalization.

(a)The existence of the Plan and the rights to purchase Stock hereunder shall not affect in any way the right or power of the Board or the Company's shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock such that an adjustment is determined by the Committee in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the Plan, then the Committee shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (i) the aggregate number and kind of shares of Stock reserved for issuance under the Plan, and (ii) the number and kind of shares which may be purchased by any individual in any Purchase Period.  In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock subject to this Plan, the number and kind of shares of Stock or other securities which are subject to this Plan or subject to any outstanding offering hereunder, the number of shares of Stock to be purchased, and the Purchase Price, shall be appropriately and equitably adjusted by the Committee so as to maintain the proportionate number of shares of Stock or other securities without changing the aggregate Purchase Price.

(c)Except as hereinbefore expressly provided, the issuance by the Company of Stock of any class or securities convertible into Stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Stock or obligations of the Company convertible into Stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock to be purchased for a Purchase Period or the Purchase Price per share of Stock.

18.Change in Control.

(a)In the event of a Change in Control, the Committee shall provide for the assumption or substitution of each option to purchase Stock under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Committee decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the Plan in accordance with Section 30, or a termination of the Plan and providing for a Date of Purchase to occur on the date determined by the Committee.

(b)A "Change in Control" shall be deemed to occur on the date on which any of the following events occurs:

(1)the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly‑owned subsidiary of the Company);

(2)a subsidiary of the Company operating as a Texas banking association is merged or consolidated into, or otherwise acquired by, an entity other than a wholly-owned subsidiary of the Company;

(3)the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly‑owned subsidiary of the Company);

(4)the Company is to be dissolved and liquidated;

(5)any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power); or

(6)as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

Notwithstanding anything herein to the contrary, and only to the extent that an option granted hereunder is subject to Code Section 409A and would not otherwise comply with Code Section 409A, a "Change in Control" shall occur only to the extent that the definition of "Change in Control" set forth above may be interpreted to be consistent with Code Section 409A and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

19.Application of Funds.

(a)The Company will maintain payroll deduction records for each Eligible Employee who elects pursuant to the provisions of Section 8 herein to participate in a Purchase Period under the Plan on which all payroll deductions attributable to that Participant with respect to the Purchase Period will be accounted for.

(b)Amounts thus accounted for will be under the control of the Company, need not be set apart from other funds of the Company, and, so long as funds in the applicable amount are provided to the Plan Administrator for the Purchase Period, may be used for any corporate purpose.  Amounts credited for employees of Subsidiaries will be remitted to the Company from time to time by such Subsidiaries.

(c)In the event that any law or regulation, in the opinion of counsel for the Company, may prohibit the handling or use of all or any part of the funds in the manner contemplated by the Plan, the Company may deal with such funds in any lawful manner it may deem advisable, including the deposit of any such funds in a bank account(s) opened for Participants.

20.Governmental Approvals or Consents; Amendments or Termination.  This Plan and any purchases by Participants under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith.  The Board may make such changes in the Plan and its administration as may be necessary to desirable, in the opinion of the Company's counsel, to comply with the rules or regulations of any governmental authority or any national securities exchange.

21.Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

22.Notice of Disqualifying Dispositions.  Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the date of grant or within one year after the Purchase Date.

23.Notices.  All notices or other communications by an Employee or Participant to the Company or the Plan Administrator under or in connection with the Plan shall be deemed to have been duly given when received by the Company or the Plan Administrator in the form specified by the Company or the Plan Administrator.  Any notice given by the Company or the Plan Administrator to an Employee or Participant directed to such individual at the address on file with the Company or the Plan Administrator shall be effective to bind the Employee or Participant and any other person who shall acquire rights hereunder.

24.Effective Date.  The Plan, as amended and restated, shall be effective January 24, 2019, subject to the approval of the Plan by the Company's shareholders at the 2019 annual shareholders meeting.  If such shareholder approval is not obtained at such time, the Plan, as amended and restated, shall not be effective, and the Plan shall continue in accordance with its terms immediately prior to this amendment and restatement.

25.Equal Rights and Privileges.  All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 or any successor provision of the Code and related regulations.  Any provision of the Plan which is inconsistent with Code Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirements of Code Section 423.  This Section shall take precedence over any conflicting provisions in the Plan.

26.Word Usage.  Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.  Unless the context otherwise requires, the words "include," "includes" and "including" when used in this Plan shall be deemed to be followed by the phrase "without limitation."

27.Headings.  Headings at the beginning of paragraphs are for the convenience of reference, shall not be construed as a part of the Plan, and shall not influence its construction.

28.Employment Not Guaranteed; No Other Rights.  Nothing contained in this Plan, or the granting or exercise of any right to purchase Stock, or the payment of any other benefit hereunder, shall give any Employee, Participant or any beneficiary of an Employee or Participant any right to continue employment with the Employer, or any legal or equitable right against the Employer, its directors, officers, employees or agents, the Plan Administrator, or any other persons, except as expressly provided by the Plan.

29.Tax Withholding.  The Employer shall have the right to require payment by a Participant of any federal, state or local taxes which may be required to be withheld or paid in connection with a purchase hereunder or a disposition of shares of Stock purchased hereunder.  The Employer shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.  The Plan Administrator shall have the right to require payment by the Participant of any federal, state or local taxes which may be required to be withheld or paid in connection with any transaction contemplated by this Plan.

30.Amendment and Termination.  The Board may at any time and for any reason terminate, withdraw, suspend, modify, or amend the Plan; provided that the Board may not make any amendment which would require the approval of the Company's shareholders to comply with any applicable laws, including but not limited to Code Section 423, without approval of the shareholders of the Company. The Company shall not be obligated to any Employee, Participant or other person whatsoever to continue the Plan or the ability to purchase Stock hereunder.  Except as provided in Section 18, upon termination of the Plan, payroll deductions taken but not yet expended on purchases of Stock under the Plan shall be paid to the Participants with respect to whom such deductions were taken as soon as practicable.

31.Governing Law.  The Plan and all determinations made hereunder and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Texas and construed in accordance therewith without giving effect to principles of conflicts of law.

32.Severability.  The provisions of this Plan shall be severable.  If any provision is found to be unenforceable, the balance of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Plan to be effective as of the date set forth in Section 24.

ALLEGIANCE BANCSHARES, INC.

By:  /s/ George Martinez

Name:  George Martinez

Title:  Chairman and CEO

MMMMMMMMMMMM   MMMMMMMMM    Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.   2019 Annual Meeting Proxy Card    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4. A  1. Election of Directors:  +  For Withhold For Withhold For Withhold   01 - John Beckworth 02 - Matthew H. Hartzell 03 - Umesh (Mike) Jain  (Class I) (Class I) (Class I)  04 - Frances H. Jeter 05 - Roland L. Williams 06 - Robert E. McKee III  (Class I) (Class I) (Class II)  07 - Louis A. Waters Jr.  (Class III)  For Against Abstain For Against Abstain  2. To approve the Allegiance Bancshares, Inc. 2019 Amended and 3. To approve the Allegiance Bancshares, Inc. 2019 Amended and  Restated Stock Awards and Incentive Plan. Restated Employee Stock Purchase Plan.   For Against Abstain   4. To ratify the appointment of Crowe LLP as the independent  registered public accounting firm of the Company for the year  ending December 31, 2019.   Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.  Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    1UPX  413677    +    03072C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.  The material is available at: www.edocumentview.com/ABTX    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Allegiance Bancshares, Inc.    Notice of 2019 Annual Meeting of Shareholders   Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2019   George Martinez and Steve Retzloff, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the  undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allegiance Bancshares,  Inc. to be held on April 25, 2019 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted as indicated by the shareholder. If no such directions are indicated, the Proxies will have authority to vote  FOR the election of all nominees for director named herein, FOR the approval of the 2019 Amended and Restated Stock Awards and Incentive Plan, FOR the  approval of the 2019 Amended and Restated Employee Stock Purchase Plan and FOR the ratification of the appointment of Crowe LLP as the independent  registered public accounting firm.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.   (Items to be voted appear on reverse side)

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.  The material is available at: www.edocumentview.com/ABTX    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Allegiance Bancshares, Inc.    Notice of 2019 Annual Meeting of Shareholders   Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2019   George Martinez and Steve Retzloff, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the  undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allegiance Bancshares,  Inc. to be held on April 25, 2019 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted as indicated by the shareholder. If no such directions are indicated, the Proxies will have authority to vote  FOR the election of all nominees for director named herein, FOR the approval of the 2019 Amended and Restated Stock Awards and Incentive Plan, FOR the  approval of the 2019 Amended and Restated Employee Stock Purchase Plan and FOR the ratification of the appointment of Crowe LLP as the independent  registered public accounting firm.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.   (Items to be voted appear on reverse side)

CONFIDENTIAL ESOP VOTING

INSTRUCTION LETTER

Allegiance Bancshares, Inc. (the “Company”) will hold the annual meeting of its shareholders (the “Meeting”) on April 25, 2019 at 2:00 Central time, at the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, at which time four proposals of the Company will be subject to a vote. As a participant in the Post Oak Bancshares, Inc. Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP trustee as to how to vote the shares of Company common stock allocated to your account as of February 28, 2019, the record date for the Meeting.

Charles (“Chris”) Carmouche is the trustee of the ESOP (the “Trustee”). The Trustee will receive the Meeting Participant Directive completed by participants and tabulate the results. This Meeting Participant Directive is being sent to you so that you may convey your individual voting instructions on the following proposals:

1.

To elect five (5) Class I directors, one (1) Class II director and one (1) Class III director to serve on the board of directors of the Company until the Company’s 2022, 2020 and 2021 annual meeting of shareholders, respectively, and each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan;
3.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan; and
4.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

Please find enclosed a Meeting Participant Directive for the purpose of conveying your voting instructions to the ESOP Trustee on the proposals presented at the Meeting. For your convenience, we have included a courtesy reply envelope addressed to the Trustee for you to return your Meeting Participant Directive. Also enclosed are: (i) the Notice of Meeting of Shareholders, (ii) the Proxy Statement prepared in connection with the Annual Meeting and (iii) an Annual Report on Form 10-K.

All allocated shares of Company common stock in the ESOP will be voted as directed by participants, so long as participant instructions on the Meeting Participant Directive are received by the Trustee on or before April 18, 2019. In order to direct the voting of the shares allocated to your ESOP account, you must provide your voting instructions to the Trustee by mailing in (or sending via interoffice mail, if applicable) your signed and dated Meeting Participant Directive in the courtesy reply envelope provided. Your properly completed Meeting Participant Directive must be received by the Trustee on or before April 18, 2019.

The Trustee will tabulate the results as to the total votes on each proposal and the number of shares for which no vote is received.  Your individual vote will be kept confidential by the Trustee.

The Trustee will (i) vote the shares held in the ESOP for which the Trustee has received timely instructions on each proposal specified on the Meeting Participant Directive based on the timely voting instructions he has received from participants, and (ii) vote all shares for which the Trustee has received no timely instructions (including unallocated shares), on each proposal specified on the Meeting Participant Directive in the same proportion as shares for which he has received timely voting instructions, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the ESOP (including unallocated shares) will be voted FOR, AGAINST/WITHHOLD or ABSTAIN on each proposal. Thus, if you provide timely voting instructions, other than in the case of abstentions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of (i) shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received and (ii) unallocated shares.

Your properly completed Meeting Participant Directive must be received by the Trustee on or before April 18, 2019.

ANNUAL MEETING PARTICIPANT DIRECTIVE FOR

PARTICIPANTS OF THE POST OAK BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

This directive for participants ("Directive") has been prepared in connection with the solicitation of proxies by Allegiance Bancshares, Inc. (the "Company") of its shareholders. Pursuant to applicable law and under Section 5.3(s) of the Trust Agreement for the Post Oak Bancshares, Inc. Employee Stock Ownership Trust adopted in connection with the Post Oak Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP''), you have the right to direct the Trustee of the ESOP's trust as to how the Trustee should vote the common stock of the Company allocated to your ESOP account with respect to the following proposals (collectively, the "Proposals"):

1.

To elect five (5) Class I directors, one (1) Class II director and one (1) Class III director to serve on the board of directors of the Company until the Company’s 2022, 2020 and 2021 annual meeting of shareholders, respectively, and each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan;
3.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan; and
4.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

By signing below, you hereby direct the Trustee to vote on the Proposals with respect to all of the Company common stock held in your ESOP account in accordance with this Directive. To the extent you do not timely and properly direct the Trustee how to vote such stock allocated to your ESOP Account, the Trustee will vote such stock in the same proportion as shares for which it has received timely voting instructions. Notwithstanding the preceding, if the Trustee, in accordance with his independent judgment, determines that your direction would be imprudent or otherwise not for the exclusive purpose of providing benefits to the participants and beneficiaries of the ESOP, then the Trustee is not required to follow such voting direction and will vote such shares in his discretion and in the best interest of the ESOP participants and beneficiaries.

This Annual Meeting Participant Directive must be received by the Company on or before April 18, 2019.

Proposals:  The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1.  Elections of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - John Beckworth (Class I)	☐	☐	02 – Matthew H. Hartzell (Class I)	☐	☐	03 – Umesh (Mike) Jain (Class I)	☐	☐
04 - Frances H. Jeter (Class I)	☐	☐	05 – Roland L. Williams (Class I)	☐	☐	06 – Robert E. McKee III (Class II)	☐	☐
07 - Louis A. Waters Jr. (Class III)	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan	☐	☐	☐	3.	To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan	☐	☐	☐
4.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019	☐	☐	☐

AUTHORIZED SIGNATURE – This section must be completed for your vote to be counted.  Please date and sign below.

Signature: ___________________________________

Printed Name: ________________________________	Employee Name
Date: _______________________________________	Amount of Shares Voted